                                                                  EXHIBIT 10.32


                        SALE AND CONTRIBUTION AGREEMENT

                          Dated as of August 30, 2002

                                     among

                             AVONDALE MILLS, INC.,

                                 as Originator,

                             AVONDALE INCORPORATED,

                                   as Parent,

                                      and

                             AVONDALE FUNDING, LLC,

                                    as Buyer


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                               TABLE OF CONTENTS


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
ARTICLE I  DEFINITIONS AND INTERPRETATION.........................................................................2

     Section 1.01.  Definitions...................................................................................2
     Section 1.02.  Rules of Construction.........................................................................2

ARTICLE II  TRANSFERS OF RECEIVABLES..............................................................................3

     Section 2.01.  Agreement to Transfer.........................................................................3
     Section 2.02.  Grant of Security Interest....................................................................4

ARTICLE III  CONDITIONS PRECEDENT.................................................................................5

     Section 3.01.  Conditions to Initial Transfer................................................................5
     Section 3.02.  Conditions to all Transfers...................................................................6

ARTICLE IV  REPRESENTATIONS, WARRANTIES AND COVENANTS.............................................................6

     Section 4.01.  Representations and Warranties of the Originator and the Parent...............................6
     Section 4.02.  Affirmative Covenants of the Originator and the Parent.......................................13
     Section 4.03.  Negative Covenants of the Originator and the Parent..........................................20
     Section 4.04.  Breach of Representations, Warranties or Covenants...........................................23

ARTICLE V  INDEMNIFICATION.......................................................................................23

     Section 5.01.  Indemnification..............................................................................23

ARTICLE VI  PARENT GUARANTY......................................................................................25

     Section 6.01.  Guaranty of Performance of Guaranteed Obligations............................................25
     Section 6.02.  Parent's Further Agreements to Pay...........................................................26
     Section 6.03.  Waivers by Parent............................................................................26
     Section 6.04.  Unenforceability of Guaranteed Obligations Against the Originator or any Affiliated Servicer.27
     Section 6.05.  Subrogation; Subordination...................................................................28
     Section 6.06.  Termination of Performance Undertaking.......................................................28
     Section 6.07.  Effect of Bankruptcy.........................................................................29
     Section 6.08.  Setoff.......................................................................................29

ARTICLE VII  [RESERVED]..........................................................................................29


ARTICLE VIII  MISCELLANEOUS......................................................................................29
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                                       i
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
     Section 8.01.  Notices......................................................................................29
     Section 8.02.  No Waiver; Remedies..........................................................................30
     Section 8.03.  Successors and Assigns.......................................................................31
     Section 8.04.  Termination; Survival of Obligations.........................................................31
     Section 8.05.  Complete Agreement; Modification of Agreement................................................32
     Section 8.06.  Amendments and Waivers.......................................................................32
     Section 8.07.  GOVERNING LAW; CONSENT TO JURISDICTION; WAIVER OF JURY TRIAL.................................32
     Section 8.08.  Counterparts.................................................................................34
     Section 8.09.  Severability.................................................................................34
     Section 8.10.  Section Titles...............................................................................34
     Section 8.11.  No Setoff....................................................................................34
     Section 8.12.  Confidentiality..............................................................................34
     Section 8.13.  Further Assurances...........................................................................35
     Section 8.14.  Fees and Expenses............................................................................36


                              INDEX OF APPENDICES

Exhibit 2.01(a)            Form of Receivables Assignment
Exhibit 3.01(a)(i)         Form of Solvency Certificate
Exhibit 3.01(a)(ii)        Form of Originator Certificate (Closing)

Schedule  4.01(a)          Jurisdictions of Incorporation/Organization
Schedule 4.01(b) Executive Offices; Collateral Locations, Corporate, Legal or Other Names, Organizational Identification Number/FEIN
Schedule  4.01(d)          Litigation
Schedule  4.01(h)          Ventures, Subsidiaries and Affiliates; Outstanding
                           Stock; Debt
Schedule  4.01(i)          Tax Matters
Schedule  4.01(m)          ERISA
Schedule  4.01(t)          Deposit and Disbursement Accounts
Schedule  4.02(g)          Corporate or Legal and Trade Names
Schedule  4.03(b)          Existing Liens

Annex X                    Definitions
Annex Y                    Schedule of Documents


                                      ii
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                  THIS SALE AND CONTRIBUTION AGREEMENT (as amended,
supplemented or otherwise modified and in effect from time to time, this "Agreement") is entered into as of August 30, 2002, by and among AVONDALE MILLS, INC., an Alabama corporation (the "Originator"), AVONDALE INCORPORATED, a Georgia corporation (the "Guarantor") and AVONDALE FUNDING, LLC, a Delaware limited liability company (the "Buyer").

                                    RECITALS

                  A. The Originator owns all of the outstanding Stock of Buyer.

                  B. Buyer has been formed for the sole purpose of purchasing, or otherwise acquiring by capital contribution, and reselling to the Purchasers, all Receivables originated by the Originator.

                  C. The Originator intends to sell, and Buyer intends to purchase, such Receivables, from time to time, as described herein.

                  D. In addition, the Originator may, from time to time, contribute capital to Buyer in the form of Contributed Receivables or cash.

                  E. The Parent is the parent of the Originator and as such will receive direct and indirect economic benefits from the transfer of the trade receivables described herein

                  F. The Parent has agreed to guarantee certain obligations of the Originator and the Servicer to the Seller and its successors and assigns.

                                   AGREEMENT

                  NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I
                         DEFINITIONS AND INTERPRETATION

         Section 1.01. Definitions. Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in Annex X.

         Section 1.02. Rules of Construction. For purposes of this Agreement, the rules of construction set forth in Annex X shall govern. All Appendices hereto, or expressly identified to this Agreement, are incorporated herein by reference and, taken together with this Agreement, shall constitute but a single agreement.


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                                  ARTICLE II
                            TRANSFERS OF RECEIVABLES

         Section 2.01.     Agreement to Transfer.

         (a) Receivables Transfers. Subject to the terms and conditions hereof, the Originator agrees to sell or contribute to Buyer on the Closing Date and on each Business Day thereafter until the Facility Termination Date (each such date, a "Transfer Date") all Receivables owned by it on each such Transfer Date, and Buyer agrees to purchase or acquire as a capital contribution all such Receivables on each such Transfer Date (each such sale or contribution and purchase, a "Transfer"). Each such Transfer shall collectively be evidenced by a certificate of assignment substantially in the form of
Exhibit 2.01(a) (each, a "Receivables Assignment," and collectively, the "Receivables Assignments"), and the Originator and Buyer shall execute and deliver a Receivables Assignment on or before the Closing Date.

         (b) Determination of Sold Receivables. On and as of each Transfer Date, all Receivables owned by the Originator and not previously acquired by Buyer shall be identified for sale to Buyer such that the Sale Price to be paid by Buyer therefor does not exceed the amount of cash available to Buyer for the payment thereof (each such Receivable identified for sale, individually, a "Sold Receivable" and, collectively, the "Sold Receivables"). The Sold Receivables will be identified by reference to the General Trial Balance of the Originator.

         (c) Payment of Purchase Price. In consideration for each Sale of Sold Receivables hereunder, Buyer shall pay to the Originator on the Transfer Date therefor the Sale Price therefor in Dollars in immediately available funds. All such payments by Buyer under this Section 2.01(c) shall be effected by means of a wire or intrabank transfer on the day when due to such account or accounts as the Originator may designate.

         (d) Determination of Contributed Receivables. To the extent that, on and as of any Transfer Date, Receivables owned by the Originator which do not constitute Sold Receivables pursuant to Section 2.01(b) then the Originator shall, unless it has delivered an Election Notice (as defined below) to Buyer, contribute such Receivables to Buyer as a capital contribution (each such contributed Receivable, individually, a "Contributed Receivable," and collectively, the "Contributed Receivables"). If the Originator elects not to contribute Receivables to Buyer on any Transfer Date, or if any Receivables eligible for sale and owned by the Originator are not sold on any Transfer Date, the Originator shall deliver to Buyer not later than 5:00 p.m. (New York time) on the Business Day immediately preceding such Transfer Date a notice of election thereof (each such notice, an "Election Notice").

         (e) Ownership of Transferred Receivables. On and after each Transfer Date and after giving effect to the Transfers to be made on each such date, Buyer shall own the Transferred Receivables and the Originator shall take no action inconsistent with such ownership nor shall the Originator claim any ownership interest in such Transferred Receivables.

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         (f)      Reconstruction of General Trial Balance. If at any time the
Originator fails to generate its General Trial Balance, Buyer shall have the right to reconstruct such General Trial Balance so that a determination of the Sold Receivables can be made pursuant to Section 2.01(b). The Originator agrees to cooperate with such reconstruction, including by delivery to Buyer, upon Buyer's request, of copies of all Contracts and Records.

         (g) Servicing of Receivables. So long as no Event of Servicer Termination shall have occurred and be continuing and no Successor Servicer has assumed the responsibilities and obligations of the Servicer pursuant to
Section 9.02 of the Purchase Agreement, the Servicer shall (i) conduct the servicing, administration and collection of the Transferred Receivables and shall take, or cause to be taken, all such actions as may be necessary or advisable to service, administer and collect the Transferred Receivables, all in accordance with (A) the terms of the Purchase Agreement, (B) customary and prudent servicing procedures for trade receivables of a similar type and (C) all applicable laws, rules and regulations, and (ii) hold all Contracts and other documents and incidents relating to the Transferred Receivables in trust for the benefit of Buyer, as the owner thereof, and for the sole purpose of facilitating the servicing of the Transferred Receivables in accordance with the terms of the Purchase Agreement.

         Section 2.02. Grant of Security Interest. (a) Grant of Security Interest. The parties hereto intend that each Transfer shall constitute a purchase and sale or capital contribution, as applicable, and not a loan. Notwithstanding the foregoing, in addition to and not in derogation of any rights now or hereafter acquired by Buyer under Section 2.01 hereof, the parties hereto intend that this Agreement shall constitute a security agreement under applicable law and that the Originator shall be deemed to have granted, and the Originator does hereby grant, to the Buyer a continuing security interest in all of the Originator's right, title and interest in, to and under the Transferred Receivables whether now owned or hereafter acquired by the Originator to secure all of the obligations of the Originator to the Buyer hereunder (including, if and to the extent that any Transfer is recharacterized as a transfer for security, the repayment of a loan deemed to have been made by the Buyer in the amount of the Sale Price with respect thereto and which secures the Buyer's right to receive all Collections of the Transferred Receivables as otherwise contemplated under this Agreement). Nothing contained in this Section 2.02 shall limit the rights of the Buyer in and to any other collateral that may have been or may hereafter be granted to Buyer by the Originator or any third party pursuant to any other agreement or the rights of Buyer under any of the Transferred Receivables.

         (b) Delivery of Certificates and Instruments. All certificates or instruments representing or evidencing any part of the Transferred Receivables shall be delivered to and held by or on behalf of the Buyer (and its assigns) and shall be in suitable form for transfer by delivery or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Buyer (and its assigns). The Buyer (and its assigns) shall have the right at any time (a) to exchange certificates or instruments representing or evidencing the Transferred Receivables for certificates or instruments of smaller or larger denominations and (b) to transfer to or to register in the name of the Buyer (and its assigns) or its nominee any or all of such certificates or instruments.

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         (c)      Originator Remains Liable. It is expressly agreed by the
Originator that, anything herein to the contrary notwithstanding, the Originator shall remain liable under any and all of the Receivables originated by it and the Contracts therefor to observe and perform all the conditions and obligations to be observed and performed by it thereunder. The Buyer shall not have any obligation or liability under any such Receivables or Contracts by reason of or arising out of this Agreement or the granting herein of a Lien thereon or the receipt by the Buyer of any payment relating thereto pursuant hereto. The Buyer shall not be required or obligated in any manner to perform or fulfill any of the obligations of the Originator under or pursuant to any such Receivable or Contract, or to make any payment, or to make any inquiry as to the nature or the sufficiency of any payment received by it or the sufficiency of any performance by any party under any such Receivable or Contract, or to present or file any claims, or to take any action to collect or enforce any performance or the payment of any amounts that may have been assigned to it or to which it may be entitled at any time or times.

                                  ARTICLE III
                              CONDITIONS PRECEDENT

         Section 3.01. Conditions to Initial Transfer. The initial Transfer hereunder shall be subject to satisfaction of each of the following conditions precedent (any one or more of which may be waived in writing by each of Buyer and the Administrative Agent):

         (a) This Agreement; Information; Other Documents. This Agreement or counterparts hereof shall have been duly executed by, and delivered to, the Originator, the Parent and Buyer, and Buyer shall have received such documents, instruments, information, agreements and legal opinions as Buyer shall request in connection with the transactions contemplated by this Agreement, including the documents, instruments, agreements and legal opinions and all those identified in the Schedule of Documents, each in form and substance satisfactory to Buyer.

         (b) Governmental Approvals. Buyer shall have received (i) satisfactory evidence that the Originator and the Parent have obtained all required consents and approvals of all Persons, including all requisite Governmental Authorities, to the execution, delivery and performance of this Agreement and the other Related Documents and the consummation of the transactions contemplated hereby and thereby or (ii) an Officer's Certificate from the Originator and the Parent in form and substance satisfactory to Buyer affirming that no such consents or approvals are required.

         (c) Compliance with Laws. The Originator and the Parent shall be in compliance with all applicable foreign, federal, state and local laws and regulations, including, without limitation, those specifically referenced in
Section 4.02(f) except to the extent that failure to be in compliance, either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

         (d) Payment and Fees and Taxes. The Originator and each Subsidiary of the Originator shall have paid all fees required to be paid by it on the Closing Date, including all fees, costs and expenses required hereunder or required to be paid by it in connection with closing the transactions contemplated hereunder and under the other Related Documents. The Originator and each Subsidiary of the Originator shall have paid all taxes, including without limitation any stamp duty, which may be imposed as a result of the transaction contemplated by this Agreement and the Related Documents.


         (e) Purchase Agreement Conditions. Each of those conditions precedent set forth in Sections 3.01 and 3.02 of the Purchase Agreement shall have been satisfied or waived in writing as provided therein.

         Section 3.02. Conditions to all Transfers. Each Transfer hereunder (including the initial Transfer) shall be subject to satisfaction of the following further conditions precedent as of the Transfer Date therefor:

         (a) the representations and warranties of the Originator and the Parent contained herein or in any other Related Document (including, without limitation, in its role as Servicer) shall be true and correct as of such Transfer Date both before and after giving effect to such Transfer and to the application of the Sale Price therefor, except to the extent that any such representation or warranty expressly relates to an earlier date and except for changes therein expressly permitted by this Agreement;

         (b) no Termination Event shall have occurred and be continuing or would result after giving effect to such Transfer or the application of the Sale Price therefor;

         (c) the Originator and the Parent shall be in compliance with each of its covenants and other agreements set forth herein or in any Related Agreement (including, without limitation, in its role as Servicer); and

         (d) the Originator and the Parent shall have taken such other action, including delivery of approvals, consents, opinions, documents and instruments to Buyer as Buyer may reasonably request.

The acceptance by the Originator of the Sale Price for any Sold Receivables or the contribution by the Originator of any Contributed Receivable on any Transfer Date shall be deemed to constitute, as of any such Transfer Date, a representation and warranty by the Originator and the Parent that the conditions in this Section 3.02 have been satisfied. Upon any such acceptance, title to the Transferred Receivables sold or contributed on such Transfer Date shall be vested absolutely in Buyer, whether or not such conditions were in fact so satisfied.

                                  ARTICLE IV
                   REPRESENTATIONS, WARRANTIES AND COVENANTS

         Section 4.01. Representations and Warranties of the Originator and the Parent. To induce Buyer to purchase the Sold Receivables and to acquire the Contributed Receivables, the Originator and the Parent each makes the following representations and warranties to Buyer as of

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the Closing Date and as of each Transfer Date, each and all of which shall survive the execution and delivery of this Agreement.

         (a) Corporate Existence; Compliance with Law. Each of the Originator and the Parent (i) is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation as set forth on Schedule 4.01(a) attached hereto (which is such Person's only state of organization); (ii) is duly qualified to conduct business and is in good standing in each other jurisdiction where its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to be so qualified is not reasonably likely to result in a Material Adverse Effect; (iii) has the requisite corporate power and authority and the legal right to own, pledge, mortgage or otherwise encumber and operate its properties, to lease the property it operates under lease, and to conduct its business, in each case, as now, heretofore and proposed to be conducted; (iv) has all licenses, permits, consents or approvals from or by, and has made all filings with, and has given all notices to, all Governmental Authorities having jurisdiction, to the extent required for such ownership, operation and conduct, except where the failure to make such filings or obtain such licenses, permits, consents or approvals is not reasonably likely to result in a Material Adverse Effect; (v) is in compliance with its charter and bylaws; and (vi) subject to specific representations set forth herein regarding ERISA, Environmental Laws, tax laws and other laws, is in compliance with all applicable provisions of law, except where the failure to comply, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect. The Originator is a wholly-owned subsidiary of the Parent.

         (b) Executive Offices; Collateral Locations; Corporate; Legal or Other Names; FEIN. As of the Closing Date, the current location of the Originator's chief executive offices, sole jurisdiction of incorporation, principal places of business, locations of inventory the sale of which has given rise to Transferred Receivables, and the locations of all records concerning the Transferred Receivables are set forth in Schedule 4.01(b) and none of such locations have changed within the past 12 months. During the prior five years, except as set forth in Schedule 4.01(b), the Originator has not been known as or used any corporate, legal, fictitious or trade name. In addition, Schedule 4.01(b) lists the organizational identification number issued by the Originator's state of organization or states that no such number has been issued and lists the federal employer identification number of the Originator.

         (c) Corporate Power, Authorization, Enforceable Obligations. The execution, delivery and performance by the Originator and the Parent of this Agreement and any other Related Documents to which it is a party and the creation and perfection of all Transfers and Liens provided for herein and therein: (i) are within such Person's corporate power; (ii) have been duly authorized by all necessary or proper corporate and shareholder action; (iii) do not contravene any provision of such Person's charter or bylaws; (iv) do not violate any law or regulation, or any order or decree of any court or Governmental Authority; (v) do not conflict with or result in the breach or termination of, constitute a default under or accelerate or permit the acceleration of any performance required by, any indenture or any material mortgage, deed of trust, lease, agreement or other instrument to which such Person is a party or by which such Person or any of its property is bound; (vi) do not result in the creation or imposition of any Adverse Claim upon any of the property of such Person; and (vii) do not require the consent or approval of any Governmental Authority or any other Person, except those which will have been duly obtained, made or complied with prior to the Closing Date as provided Section 3.01(b). The exercise by Buyer of any of its rights and remedies under any Related Document to which it is a party, does not require the consent or approval of any Governmental Authority or any other Person (other than consents or approvals solely relating to or required to be obtained by the Buyer, and subject to the Bankruptcy Code), except those which will have been duly obtained, made or complied with prior to the Closing Date as provided in Section 3.01(b). On or prior to the Closing Date, each of the Related Documents to which such Person is a party shall have been duly executed and delivered by the Originator and the Parent, as applicable, is a party thereto and each such Related Document shall then constitute a legal, valid and binding obligation of the Originator and the Parent, as applicable, enforceable against it in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, moratorium or other similar laws of general applicability affecting the enforcement of creditors' rights generally or by principles of equity.

         (d) No Litigation. No Litigation is now pending or, to the knowledge of the Originator or the Parent, as applicable, threatened against the Parent, the Originator (or any Subsidiary of the Parent or the Originator) that (i) challenges the Originator's or the Parent's right or power to enter into or perform any of its obligations under the Related Documents to which it is a party, or the validity or enforceability of any Related Document or any action taken thereunder, (ii) seeks to prevent the Transfer, Purchase, contribution or pledge of any Receivable or the consummation of any of the transactions contemplated under this Agreement or the other Related Documents or (iii) has a reasonable risk of being determined adversely to the Parent or the Originator (or any Subsidiary of the Parent or the Originator) and that, if so determined, could reasonably be expected to have a Material Adverse Effect. Except as set forth on Schedule 4.01(d), as of the Closing Date there is no Litigation pending that seeks damages in excess of $1,000,000 or injunctive relief against, or alleges criminal misconduct by, the Parent or the Originator (or any Subsidiary of the Parent or the Originator).

         (e) Solvency. Both before and after giving effect to (i) the transactions contemplated by this Agreement and the other Related Documents and
(ii) the payment and accrual of all transaction costs in connection with the foregoing, each of the Originator and the Parent is and will be Solvent. No event of the type described in Section 9.01(c) of the Purchase Agreement has been commenced or threatened against the Originator or the Parent.

         (f) Material Adverse Effect. Except as otherwise disclosed in the financial statements dated as of May 31, 2002, delivered to the Buyer and the Administrative Agent, between August 31, 2001, and the Closing Date, (i) neither the Originator nor the Parent has incurred any obligations, contingent or non-contingent liabilities, liabilities for charges, long-term leases or unusual forward or long-term commitments that, alone or in the aggregate, could reasonably be expected to have a Material Adverse Effect, (ii) no contract, lease or other agreement or instrument has been entered into by the Originator or the Parent or has become binding upon the Originator's or the Parent's assets and no law or regulation applicable to the Originator or the Parent has been adopted that has had or could reasonably be expected to have a Material Adverse Effect; and (iii) neither the Originator nor the Parent is in default and no third party is in default under any material contract, lease or other agreement or instrument to which the Originator or the Parent is a party that alone or in the aggregate could reasonably be expected to have a Material Adverse Effect. Except as otherwise disclosed in the financial statements dated as of May 31, 2002, delivered to the Buyer and the Administrative Agent, between August 31, 2001, and the Closing Date no event has occurred that alone or together with other events could reasonably be expected to have a Material Adverse Effect.

         (g) Ownership of Receivables; Liens. The Originator owns each Receivable originated or acquired by it free and clear of any Adverse Claim (other than Permitted Originator Encumbrances) and, from and after each Transfer Date, Buyer will acquire valid and properly perfected title to and the sole record and beneficial ownership interest in each Transferred Receivable purchased or otherwise acquired on such date, free and clear of any Adverse Claim or restrictions on transferability. As of the Closing Date, none of the Transferred Receivables is subject to any Adverse Claims other than Permitted Originator Encumbrances, and there are no facts, circumstances or conditions known to the Originator or the Parent that may result in any Adverse Claims (including Adverse Claims arising under Environmental Laws) other than Permitted Originator Encumbrances. The Originator has received all assignments, bills of sale and other documents, and has duly effected all recordings, filings and other actions necessary to establish, protect and perfect the Originator's right, title and interest in and to the Receivables originated by it or the Transferred Receivables attributable to it and its other properties and assets. The Originator has rights in and the power to transfer the Receivables. The Originator has rights in and the power to transfer each item contained in the Transferred Receivables upon which it purports to grant a Lien hereunder free and clear of any and all Liens other than Permitted Originator Encumbrances. The Liens granted to Buyer pursuant to Section 2.02 will at all times be fully perfected first priority Liens in and to the Transferred Receivables, subject only to Permitted Originator Encumbrances.

         (h) Ventures, Subsidiaries and Affiliates; Outstanding Stock. Except as set forth in Schedule 4.01(h), as of the date hereof, neither the Originator nor the Parent has any Subsidiaries, is engaged in any joint venture or partnership with any other Person, or is an Affiliate of any other Person. All of the issued and outstanding Stock of the Originator is owned by the Parent and all of the issued and outstanding Stock of the Buyer is owned by the Originator. As of the date hereof, there are no outstanding rights to purchase, options, warrants or similar rights or agreements pursuant to which the Originator may be required to issue, sell, repurchase or redeem any of its Stock or other equity securities or any Stock or other equity securities of its Subsidiaries. As of the date hereof, all outstanding Debt of the Originator and the Parent as of the Closing Date is described in Schedule 4.01(h).

         (i) Taxes. All tax returns, reports and statements, including information returns, required by any Governmental Authority to be filed by the Originator and the Parent and each of its Affiliates included in the Parent Group have been filed with the appropriate Governmental Authority and all charges have been paid prior to the date on which any fine, penalty, interest or late charge may be added thereto for nonpayment thereof (or any such fine, penalty, interest, late charge or loss has been paid), excluding charges or other amounts being contested in accordance with Section 4.02(l). Proper and accurate amounts have been withheld by the Originator and the Parent and each such Affiliate from its respective employees for all periods in full and complete compliance with all applicable federal, state, local and foreign laws and such withholdings have

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been timely paid to the respective Governmental Authorities. Schedule 4.01(i)
sets forth as of the Closing Date (i) those taxable years for which the Originator's, the Parent's or such Affiliates' tax returns are currently being audited by the IRS or any other applicable Governmental Authority and (ii) any assessments or threatened assessments in connection with such audit or otherwise currently outstanding. Except as described on Schedule 4.01(i), none of the Originator, the Parent and each such Affiliate has executed or filed with the IRS or any other Governmental Authority any agreement or other document extending, or having the effect of extending, the period for assessment or collection of any charges. The Originator, the Parent and such Affiliates and their respective predecessors are not liable for any charges:
(A) under any agreement (including any tax sharing agreements) or (B) to the best of the Originator's and the Parent's knowledge, as a transferee. As of the Closing Date, none of the Originator, the Parent and each such Affiliate has agreed or been requested to make any adjustment under IRC Section 481(a), by reason of a change in accounting method or otherwise, that would have a Material Adverse Effect.

         (j) Intellectual Property. As of the Closing Date, each of the Originator and the Parent owns or has rights to use all intellectual property necessary for the servicing and collection of the Receivables, without infringement of or interference with any intellectual property of any other Person.

         (k) Full Disclosure. (i) All information contained in this Agreement, any of the other Related Documents, or any written statement furnished by or on behalf of the Originator or the Parent to Buyer, any Purchaser or the Administrative Agent pursuant to the terms of this Agreement or any of the other Related Documents is true and accurate in every material respect as of the date prepared, and (ii) none of this Agreement, any of the other Related Documents, or any written statement furnished by or on behalf of the Originator or the Parent to Buyer, any Purchaser or the Administrative Agent pursuant to the terms of this Agreement or any of the other Related Documents (including any such statement furnished by the Originator in its capacity as a Servicer or Sub-Servicer), is misleading as of the date prepared as a result of the failure to include therein a material fact.

         (l) Notices to Obligors. Each of the Originator and the Parent has directed all Obligors of Transferred Receivables originated by it to remit all payments with respect to such Receivables for deposit in a Lockbox or Lockbox Account.

         (m)      ERISA.

                  (i) The Originator (i) terminated its only Employee Pension Plan on or about October 31, 1986 pursuant to the termination provisions under Section 4041 of ERISA and received all necessary approvals for such termination and (ii) has distributed all vested benefits under such Employee Pension Plan, and the assets of such Employee Pension Plan so distributed exceeded the amount of such vested benefits. The Parent has no, and at no time in the past has had any, Employee Pension Plans. Neither the Originator nor the Parent is required pursuant to the terms of any applicable collective bargaining agreement to pay or accrue any contributions with respect to any plan which is a Multiemployer Plan and there has been no complete or partial withdrawal by the Originator or the Parent from any such Multiemployer Plan as provided by MPPAA.

                  (ii) No non-exempt "prohibited transaction" within the meaning of Section 4975 of the IRC or Section 406 of ERISA has occurred with respect to any "employee benefit plan" as defined in
         Section 3 of ERISA, maintained by the Originator or the Parent and which has had or would be reasonably expected to have or cause a Material Adverse Effect.

         (n) Brokers. No broker or finder acting on behalf of the Originator or the Parent was employed or utilized in connection with this Agreement or the other Related Documents or the transactions contemplated hereby or thereby and neither the Originator nor the Parent has any obligation to any Person in respect of any finder's or brokerage fees in connection herewith or therewith.

         (o) Margin Regulations. Neither the Originator nor the Parent is engaged, nor will it engage, principally or as one of its important activities, in the business of extending credit for the purpose of "purchasing" or "carrying" any "margin security" as such terms are defined in Regulations T, U or X of the Federal Reserve Board as now and from time to time hereafter in effect (such securities being referred to herein as "Margin Stock"). Neither the Originator nor the Parent owns any Margin Stock, and no portion of the Sale Price for any Sale hereunder will be used, directly or indirectly, for the purpose of purchasing or carrying any Margin Stock, for the purpose of reducing or retiring any Debt that was originally incurred to purchase or carry any Margin Stock or for any other purpose that might cause any portion of such proceeds to be considered a "purpose credit" within the meaning of Regulations T, U or X of the Federal Reserve Board. Neither the Originator nor the Parent will take or permit to be taken any action that might cause any Related Document to violate any regulation of the Federal Reserve Board.

         (p) Nonapplicability of Bulk Sales Laws. No transaction contemplated by this Agreement or any of the other Related Documents requires compliance with any bulk sales act or similar law.

         (q) Securities Act and Investment Company Act Exemptions. Each purchase of Transferred Receivables under this Agreement constitutes (i) a "current transaction" within the meaning of Section 3(a)(3) of the Securities Act and (ii) a purchase or other acquisition of notes, drafts, acceptances, open accounts receivable or other obligations representing part or all of the sales price of merchandise, insurance or services within the meaning of Section 3(c)(5) of the Investment Company Act.

         (r) Government Regulation. Neither the Originator nor the Parent is an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company," as such terms are defined in the Investment Company Act. Neither the Originator nor the Parent is subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, or any other federal or state statute that restricts or limits its ability to incur Debt or to perform its obligations hereunder or under any other Related Document. The purchase or acquisition of the Transferred Receivables by Buyer hereunder, the application of the Sale Price for the foregoing and the consummation of the transactions contemplated by this Agreement and the other Related Documents will not violate any provision of any such statute or any rule, regulation or order issued by the Securities and Exchange Commission.

         (s) Books and Records; Minutes. Each of the Originator and the Parent maintain (i) books and records of account and (ii) minutes of the meetings and other proceedings of its Stockholders and board of directors.

         (t) Deposit and Disbursement Accounts. Schedule 4.01(t) lists all banks and other financial institutions at which the Originator and the Parent maintains any deposit accounts established for the receipt of collections on accounts receivable as of the Closing Date, including any Lockbox Accounts and the Concentration Account (including a notation as to whether any such account receives or has received collections of Excluded Receivables), and such schedule correctly identifies the name, address and telephone number of each depository, the name in which the account is held, a description of the purpose of the account, and the complete account number therefor, in each case as of the Closing Date.

         (u) Representations and Warranties in Other Related Documents. Each of the representations and warranties of the Originator and the Parent contained in the Related Documents (other than this Agreement) is true and correct in all material respects and the Originator and the Parent hereby makes each such representation and warranty to, and for the benefit of, the Buyer as if the same were set forth in full herein, and Originator and the Parent consents to the assignment of Buyer's rights with respect thereto to the Purchasers and the Administrative Agent (and their successors and assigns) as contemplated in Section 4.02(e).

         (v) Receivables. With respect to each Transferred Receivable designated as an Eligible Receivable in any Investment Base Certificate delivered on or after the Transfer Date of such Transferred Receivable:

                  (i) such Receivable satisfies the criteria for an Eligible Receivable;

                  (ii) at the time of its Transfer to Buyer such Receivable was owned by the Originator thereof free and clear of any Adverse Claim (other than Permitted Originator

         Encumbrances), and the Originator had the full right, power and authority to sell, contribute, assign, transfer and pledge its interest therein as contemplated under this Agreement and the other Related Documents and, upon such Transfer, Buyer will acquire valid and properly perfected title to and the sole record and beneficial ownership interest in such Receivable, free and clear of any Adverse Claim and, following such Transfer, such Receivable will not be subject to any Adverse Claim as a result of any action or inaction on the part of the Originator; and

                  (iii) the Transfer of each such Receivable pursuant to this Agreement and the Receivables Assignment executed by the Originator in respect thereof constitutes, as applicable, a valid sale, contribution, transfer, assignment, setover and conveyance to Buyer of all right, title and interest of the Originator in and to such Receivable.

The representations and warranties described in this Section 4.01 shall survive the Transfer of the Transferred Receivables to Buyer, any subsequent assignment of the Transferred Receivables by Buyer, and the termination of this Agreement and the other Related Documents and shall continue until the indefeasible payment in full of all Transferred Receivables; it being understood that any representation and warranty with respect to a specific Receivable shall continue only until the earlier of the date the Outstanding Balance of such Receivable has been paid in full in cash or the date such Receivable has been repurchased from the Buyer by the Originator pursuant to Section 4.04 hereof.

         Section 4.02. Affirmative Covenants of the Originator and the Parent. The Originator and the Parent each covenants and agrees that, unless otherwise consented to by Buyer and the Administrative Agent, from and after the Closing Date and until the Termination Date:

         (a) Offices and Records. Each of the Originator and the Parent shall maintain its principal place of business and chief executive office and the office at which it keeps its Records at the respective locations specified in Schedule 4.01(b) or, upon 30 days' prior written notice to Buyer and the Administrative Agent, at such other location in a jurisdiction where all action requested by Buyer, any Purchaser or the Administrative Agent pursuant to
Section 8.13 shall have been taken with respect to the Transferred Receivables. The Originator shall at its own cost and expense, for not less than one year from the date on which each Transferred Receivable was originated, or for such longer period as may be required by law, maintain adequate Records with respect to such Transferred Receivable, including records of all payments received, credits granted and merchandise returned with respect thereto. Originator will,
(A) at all times from and after the date hereof, clearly and conspicuously mark its computer and master data processing books and records relating to the Transferred Receivables with a legend as described in Section 7.07(a) of the Purchase Agreement describing the Buyer's interest in the Receivable, and (B) segregate (from all other receivables then owned or being serviced by Originator) all contracts relating to each Receivable,

         (b) Access. Each of the Originator and the Parent shall, during normal business hours, from time to time upon three Business Day's prior notice and as frequently as Buyer or the Servicer determines to be appropriate: (i) provide Buyer or the Servicer and any of their respective officers, employees and agents access to its properties (including properties utilized in connection with the collection, processing or servicing of the Transferred Receivables), facilities, advisors and employees (including officers), (ii) permit Buyer or the Servicer and any of their respective officers, employees and agents, to inspect, audit and make extracts and copies (including computer tapes and disks) from its books and records, including all Records, (iii) permit Buyer, the Servicer or the Administrative Agent and their respective officers, employees and agents, to inspect, review and evaluate the Transferred Receivables, and (iv) permit Buyer or the Servicer and their respective officers, employees and agents to discuss matters relating to the Transferred Receivables or the Originator's and the Parent's performance under this Agreement or the affairs, finances and accounts of the Originator and the Parent with any of their respective officers, directors, employees, representatives or agents (in each case, with those Persons designated by the Originator or the Parent, as applicable, in a reasonable manner and having knowledge of such matters) and, provided that the Originator or the Parent (as applicable) has been afforded a reasonable opportunity to have its representatives present, with its independent certified public accountants, in each case, whether on or off the premises of the Originator and the Parent. If
(i) an Incipient Termination Event or a Termination Event shall have occurred and be continuing or (ii) the Administrative Agent, in good faith, believes that an Incipient Termination Event or a Termination Event is imminent or deems that the payment or performance of the Purchasers' rights or interests in the Transferred Receivables has been impaired, the Originator and the Parent shall provide such access at all times and without advance notice. If a Termination Event shall have occurred and be continuing, each of the Originator and the Parent shall use reasonable efforts to respond to inquires by the Buyer, the Servicer and the Administrative Agent regarding the Transferred Receivables and related Obligors.

         (c) Communication with Accountants. The Originator and the Parent authorize the Buyer and the Servicer to communicate directly with their independent certified public accountants provided that the Originator or the Parent, as applicable, have been afforded a reasonable opportunity to have its representatives present at such time, and authorizes and, at the Buyer's request, shall instruct those accountants to disclose and make available to Buyer and the Servicer any and all financial statements and other supporting financial documents, schedules and information relating to the Originator and the Parent (including copies of any issued management letters) with respect to the business, financial condition and other affairs of the Originator and the Parent. The Originator and the Parent agrees to render to Buyer and the Servicer at the Originator's or the Parent's own cost and expense, such clerical and other assistance as may be reasonably requested with regard to the foregoing. If any Termination Event shall have occurred and be continuing, the Originator and the Parent shall, promptly upon request therefor, assist Buyer in delivering to its assigns Records reflecting activity through the close of business on the Business Day immediately preceding the date of such request.

         (d) Compliance With Credit and Collection Policies Transferred Receivables and Contracts. The Originator shall comply in all material respects with the Credit and Collection Policies applicable to each Transferred Receivable and the Contracts therefor, and with the terms of such Receivables and Contracts.

         (e) Assignment. The Originator and the Parent each agrees that, to the extent permitted under the Purchase Agreement, Buyer may assign all of its right, title and interest in, to and under the Transferred Receivables and this Agreement, including its right to exercise the remedies set forth in
Section 4.04. The Originator and the Parent each agrees that, upon any such assignment, the assignee thereof may enforce directly, without joinder of Buyer, all of the obligations of the Originator and the Parent hereunder, including any obligations of the Originator and the Parent set forth in Sections 4.02(o), 4.04, 5.01 and 8.14.

         (f) Compliance with Agreements and Applicable Laws. The Originator and the Parent shall perform each of its obligations under this Agreement and the other Related Documents and comply with all federal, state and local laws and regulations applicable to it and the Receivables, including those relating to truth in lending, retail installment sales, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices, privacy, licensing, securities laws, margin regulations taxation, ERISA and labor matters and Environmental Laws and Environmental Permits, except to the extent that the failure to so comply, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect. The Originator and the Parent shall (and shall cause each of its Subsidiaries to) continue to pay all governmental fees and all taxes, including without limitation any stamp duty, which may be imposed as a result of the transactions contemplated by this Agreement and the Related Documents.

         (g) Maintenance of Existence and Conduct of Business. The Originator and the Parent shall: (i) do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence and its material rights and franchises; (ii) continue to conduct its business in accordance with the terms of its certificate or articles of incorporation and bylaws; and (iii) transact business only in such corporate and trade names as are set forth in Schedule 4.02(g) or, upon 30 days' prior written notice to Buyer, the Administrative Agent and each Rating Agency, in such other corporate or trade names with respect to which all action requested by Buyer, any Purchaser or the Administrative Agent pursuant to Section 8.13 shall have been taken with respect to the Transferred Receivables. The Originator shall not change the type of entity it is, its jurisdiction of incorporation or organization, or its organizational number, if any, issued by its state of incorporation or organization, except upon 30 days' prior written notice to Buyer and the Administrative Agent, and with respect to which jurisdiction all action requested by Buyer, any Purchaser or the Administrative Agent pursuant to Section 8.13 shall have been taken with respect to the Transferred Receivables.

         (h) Notice of Material Event. The Originator and the Parent shall (and shall cause each of its Subsidiaries to) promptly inform Buyer in writing of the occurrence of any of the following, in each case setting forth the details thereof and what action, if any, the Originator proposes to take with respect thereto:

                  (i) any Litigation commenced or threatened against the Parent or the Originator or with respect to or in connection with all or any portion of the Transferred Receivables that (A) seeks damages or penalties in an uninsured amount that would reasonably be expected to cause a Material Adverse Effect in any one instance, (B) seeks injunctive relief, (C) is instituted against any Plan, its fiduciaries or its assets or against the Originator or ERISA Affiliate in connection with any Plan, (D) alleges criminal misconduct by the Parent or the Originator, (E) alleges the violation of any law regarding, or seeks remedies in connection with, any Environmental Liability, (F) could, if determined adversely, have a Material Adverse Effect;

                  (ii) the commencement of a case or proceeding by or against the Parent or the Originator or any such Subsidiary thereof seeking a decree or order in respect of the Parent, the Originator or any Subsidiary (A) under the Bankruptcy Code or any other applicable federal, state or foreign bankruptcy, liquidation, insolvency, moratorium, receivership or other similar law, (B) appointing a custodian, receiver, liquidator, assignee, trustee or sequestrator (or similar official) for the Parent, the Originator or any such Subsidiary or for any substantial part of such Person's assets, or (C) ordering the winding-up or liquidation of the affairs of the Parent, the Originator or any such Subsidiary;

                  (iii) the receipt of notice that (A) the Parent, the Originator or any such Subsidiary thereof is being placed under regulatory supervision as a result of any violation of any law or regulation, (B) any license, permit, charter, registration or approval necessary for the conduct of the Parent's, the Originator's or any such Subsidiary; business is to be, or may be, suspended or revoked,
         (C) the Parent, the Originator or any such Subsidiary has received a material notice relating to ERISA, Environmental Laws or Environmental Permits or (D) or the Parent, the Originator or any such Subsidiary is to cease and desist any practice, procedure or policy employed by such Person in the conduct of its business if such cessation may have a Material Adverse Effect;

                  (iv) (A) any Adverse Claim made or asserted against any of the Transferred Receivables of which it becomes aware or (B) any determination that a Transferred Receivable designated as an Eligible Receivable in an Investment Base Certificate or otherwise was not an Eligible Receivable at the time of such designation unless the Outstanding Balance has previously been paid in full in cash or the Originator has repurchased such Receivable pursuant to Section 4.04 hereof;

                  (v) (A) each infringement or claim of infringement by any other Person of any intellectual property of the Parent, the Originator or any Subsidiary thereof necessary for the servicing and collection of the Receivables and (B) each item of intellectual property necessary for the servicing and collection of the Receivables by the Parent, the Originator or any Subsidiary thereof which it does not own or have rights to use;

                  (vi) the execution or filing with the IRS or any other Government Authority of any agreement or other document extending, or having the effect of extending, the period for assessment or collection of any taxes, assessments or other charges which if not paid would reasonably be expected to cause a Material Adverse Effect;

                  (vii) the establishment of any Plan, Pension Plan, Title IV Plan, Multiemployer Plan, ESOP, Welfare Plan or Retiree Welfare Plan not listed on Schedule 4.01(m);

                  (viii) (A) the occurrence of any "Event of Default" (as defined in the Credit Facility), (B) the termination of the Credit Facility or any event that has caused the Credit Facility to cease to be in full force and effect, (C) the occurrence of any "Event of Default" (as defined in the Indenture), or (D) the termination of the Indenture or any event that has caused the Indenture to cease to be in full force and effect; or

                  (ix) any other event, circumstance or condition that has had or could reasonably be expected to have a Material Adverse Effect.

         (i) Use of Proceeds. The Originator shall utilize the proceeds of the Sale Price obtained by it for each Sale made by it hereunder solely for general corporate purposes and to pay any related expenses payable by the Originator under this Agreement and the other Related Documents in connection with the transactions contemplated hereby and thereby.

         (j)      Separate Identity.

                  (i) The Originator and the Parent shall, and shall cause each of its Affiliates included in the Parent Group to, maintain corporate records and books of account separate from those of Buyer.

                  (ii) The financial statements of the Originator and the Parent and its consolidated Subsidiaries shall disclose the effects of the Originator's and the Parent's transactions in accordance with GAAP and, in addition, disclose that (A) Buyer's sole business consists of the purchase or acceptance through capital contribution of the Receivables from the Originator and the subsequent resale of such Receivables to the Purchasers, (B) Buyer is a separate legal entity with its own separate creditors who will be entitled, upon its liquidation, to be satisfied out of Buyer's assets prior to any value in Buyer becoming available to Buyer's equity holders and (C) the assets of Buyer are not available to pay creditors of the Originator or the Parent or any other Affiliate of the Originator or the Parent.

                  (iii) The resolutions, agreements and other instruments underlying the transactions described in this Agreement shall be continuously maintained by the Originator and the Parent as official records.

                  (iv) The Originator and the Parent shall, and shall cause each Affiliate included in the Parent Group to, maintain an arm's-length relationship with Buyer and shall not hold itself out as being liable for the Debts of Buyer.

                  (v) The Originator and the Parent shall, and shall cause each the Parent Group to, keep its assets and its liabilities wholly separate from those of Buyer.

                  (vi) The Originator and the Parent shall, and shall cause each Affiliate included in the Parent Group to, conduct its business solely in its own name through its duly Authorized Officers or agents and in a manner designed not to mislead third parties as to the separate identity of the Buyer.

                  (vii) Neither the Originator nor the Parent shall, and shall cause each Affiliate included in the Parent Group not to, mislead third parties by conducting or appearing to conduct business on behalf of Buyer or expressly or implicitly representing or suggesting that the Originator or the Parent or such Affiliate is liable or responsible for the Debts of Buyer or that the assets of the Originator or the Parent or such Affiliate are available to pay the creditors of Buyer.

                  (viii) The Originator and the Parent shall cause operating expenses and liabilities of Buyer to be paid from Buyer's own assets and not from the assets of the Originator or the Parent.

                  (ix) The Originator and the Parent shall at all times have, and cause each Affiliate included in the Parent Group (other than Buyer) at all times to have, stationery and other business forms and a telephone number (to the extent that any such entity uses stationery, business forms or telephone numbers) separate from those of Buyer.

                  (x) The Originator and the Parent shall, and shall cause each Affiliate included in the Parent Group to, at all times limit its transactions with Buyer only to those permitted hereunder or under any other Related Document.

                  (xi) The Originator and the Parent shall, and cause each Affiliate included in the Parent Group to, comply with (and cause to be true and correct) each of the facts and assumptions contained in the opinion of King & Spalding delivered pursuant to the Schedule of Documents.

         (k) ERISA. The Originator and the Parent shall give Buyer and the Administrative Agent prompt written notice of any event that could result in the imposition of a Lien under Section 412 of the IRC or Section 302 or 4068 of ERISA.

         (l)      Payment, Performance and Discharge of Obligations.

                  (i) Subject to Section 4.02(l)(ii), the Originator and the Parent shall, and shall cause each of its Subsidiaries, to pay, perform and discharge or cause to be paid, performed and discharged all of its obligations and liabilities, including all taxes, assessments and governmental charges upon its income and properties and all lawful claims for labor, materials, supplies and services, which if not paid would reasonably be expected to have a Material Adverse Effect, promptly when due.

                  (ii) The Originator or the Parent may in good faith contest, by appropriate proceedings, the validity or amount of any charges or claims described in

         Section 4.02(l)(i); provided, that (A) adequate reserves with respect to such contest are maintained on the books of the Originator or the Parent and such Subsidiary, as applicable, in accordance with GAAP,
         (B) such contest is maintained and prosecuted continuously and with diligence, (C) none of the Transferred Receivables may become subject to forfeiture or loss as a result of such contest, (D) no Lien may be imposed to secure payment of such charges or claims other than inchoate tax liens and (E) Buyer has affirmatively advised the Originator and the Parent in writing that Buyer reasonably believes that nonpayment or nondischarge thereof could not reasonably be expected to have or result in a Material Adverse Effect.

         (m) Deposit of Collections. The Originator and the Parent shall (and shall cause each of its Subsidiaries to) instruct all Obligors to remit all payments with respect to any Transferred Receivables directly into a Lockbox Account and shall deposit and cause its Subsidiaries to deposit or cause to be deposited promptly into a Lockbox Account, and in any event no later than the first Business Day after receipt thereof, all Collections it may receive in respect of Transferred Receivables, and until so deposited all such items or other proceeds shall be held in trust, as trustee, for the benefit of the Buyer and its assigns (including the Administrative Agent and the Purchasers).

         (n) Accounting Changes. If any Accounting Changes occur and such changes result in a change in the standards or terms used herein, then the parties hereto agree to enter into negotiations in order to amend such provisions so as to equitably reflect such Accounting Changes with the desired result that the criteria for evaluating the financial condition of such Persons and their Subsidiaries shall be the same after such Accounting Changes as if such Accounting Changes had not been made; it being understood that the obligations of the Buyer hereunder shall not terminate solely as a result of any such Accounting Change. If the parties hereto agree upon the required amendments to this Agreement, then after appropriate amendments have been executed and the underlying Accounting Change with respect thereto has been implemented, any reference to GAAP contained herein shall, only to the extent of such Accounting Change, refer to GAAP consistently applied after giving effect to the implementation of such Accounting Change. If such parties cannot agree upon the required amendments within 30 days following the date of implementation of any Accounting Change, then all financial statements delivered and all standards and terms used herein shall be prepared, delivered and used without regard to the underlying Accounting Change.

         (o) Adjustments to Sale Price. If on any day the Billed Amount of any Transferred Receivable is reduced as a result of any Dilution Factors, and the amount of such reduction exceeds the amount, if any, of Dilution Factors taken into account in the calculation of the Sale Price for such Transferred Receivable, the Originator shall make a cash payment to Buyer in the amount of such excess by remitting such amount to the Collection Account in accordance with the terms of the Purchase Agreement.

         (p) Books and Records. The Originator and the Parent shall each cause its books and Records to be marked as to clearly distinguish Excluded Receivables from Transferred Receivables.

         (q) Parent Financial Covenants. The Parent shall comply with all of the financial covenants set forth in Annex G to the Purchase Agreement.

         (r) Reports and Records regarding Transferred Receivables and Reconveyed Receivables. The Originator and the Parent each hereby agrees that, from and after the Closing Date until the Termination Date, it shall prepare and deliver all reports, statements and records required to be delivered by it hereunder or under any other Related Document so as to clearly distinguish (i) Excluded Receivables from Transferred Receivables and (ii) Transferred Receivables that are subsequently reconveyed to the Originator pursuant to
Section 4.04 hereof from Transferred Receivables that are not so reconveyed.

         (s) Collections and Proceeds of Transferred Receivables. The Originator and the Parent shall instruct all Obligors of Transferred Receivables that are reconveyed to it pursuant to Section 4.04 hereof to remit payments on such Receivables to deposit accounts other than the Lockboxes, Lockbox Accounts and the Concentration Account.

         (t) Credit Facility Refinancing Information. Not later than (but no more than fifteen days prior to) the dates that are 6 months, 3 months and 1 month prior to the then current expiration date of the Credit Facility, the Originator shall provide information reports to the Buyer (in each case in form and substance reasonably satisfactory to the Buyer and its assigns) detailing the Originator's plans to refinance the then existing Credit Facility.

         (u) Reporting Requirements of the Parent. The Parent shall deliver or cause to be delivered to the Buyer and to Buyer's assignee, the Administrative Agent, for distribution to the Purchasers, the financial statements, notices and other information at the times, to the Persons and in the manner set forth in Annex 5.02(a) to the Purchase Agreement (with each reference therein to the Seller being read as a reference to the Parent).

         (v) Securities and Exchange Commission Reporting. The Originator and the Parent hereby agree to make public disclosures regarding the Transfers hereunder in connection with applicable Securities and Exchange Commission reporting requirements.

         (w) Servicing Software. The Originator shall use its best efforts to obtain written authorization of the licensor of the Servicing Software to grant the Buyer (and its assigns) the right to use such Servicing Software for purposes of obtaining information about and servicing the Transferred Receivables by the date that is 90 days after the Closing Date.

         Section 4.03. Negative Covenants of the Originator and the Parent. The Originator and the Parent each covenants and agrees that, without the prior written consent of Buyer and the Administrative Agent, from and after the Closing Date and until the Termination Date:

         (a) Sale of Stock and Assets. Neither the Originator nor the Parent shall sell, transfer, convey, assign (by operation of law or otherwise) or otherwise dispose of, or assign any right to receive income in respect of any Transferred Receivable or Contract therefor, any of its rights with respect to any Lockbox or Lockbox Account.

         (b) Liens. Neither the Originator nor the Parent shall create, incur, assume or permit to exist any Adverse Claim on or with respect to its Receivables (whether now owned or hereafter acquired) except for the Liens set forth in Schedule 4.03(b) and other Permitted Originator Encumbrances.

         (c) Modifications of Receivables, Contracts or Credit and Collection Policy. Neither the Originator nor the Parent shall extend, amend, forgive, discharge, compromise, cancel or otherwise modify the terms of any Transferred Receivable, or amend, modify or waive any term or condition of any Contract therefor; provided, that as long as no Incipient Termination Event or Termination Event has occurred and is continuing, the Originator acting as Servicer, in its capacity as a Servicer, may take such of the foregoing actions to the extent that they are expressly permitted by the terms of the Purchase Agreement.

         (d) Sale Characterization. Neither the Originator nor the Parent shall make statements or disclosures or prepare any financial statements for any purpose, including for federal income tax, reporting or accounting purposes, that shall account for the transactions contemplated by this Agreement in any manner other than (i) with respect to the Sale of each Receivable originated by it, as a true sale or absolute assignment of its full right, title and ownership interest in such Receivable and (ii) with respect to the Transfer of each Contributed Receivable under this Agreement, as a contribution to the capital of Buyer.

         (e) Capital Structure and Business. Neither the Originator nor the Parent shall and shall not permit its Subsidiaries to (i) make any changes in any of its business objectives, purposes or operations that could have or result in a Material Adverse Effect or (ii) amend, supplement or otherwise modify its certificate or articles of incorporation or bylaws in a manner that could have or result in a Material Adverse Effect. The Originator shall not change its jurisdiction of incorporation or reincorporate itself except as permitted by Section 4.02(g). Neither the Originator nor the Parent shall engage in any business other than the businesses currently engaged in by it and related businesses in the textile and apparel manufacturing industry.

         (f) Actions Affecting Rights. Neither the Originator nor the Parent shall (i) take any action, or fail to take any action, if such action or failure to take action may interfere with the enforcement of any rights hereunder or under the other Related Documents, including rights with respect to the Transferred Receivables; (ii) waive or alter any rights with respect to the Transferred Receivables (or any agreement or instrument relating thereto) except to the extent permitted under Section 4.03(c); or (iii) fail to pay any tax, assessment, charge, fee or other obligation of the Originator with respect to the Transferred Receivables, or fail to defend any action, if such failure to pay or defend may adversely affect the priority or enforceability of the perfected title of Buyer to and the sole record and beneficial ownership interest of Buyer in the Transferred Receivables or, prior to their Transfer hereunder, the Originator's right, title or interest therein.

         (g) ERISA. Neither the Originator nor the Parent shall, nor shall cause or permit any ERISA Affiliate or any of its Subsidiaries to, cause or permit to occur an event that could result in the imposition of a Lien under Section 412 of the IRC or Section 302 or 4068 of ERISA or cause or permit to cause an ERISA Event to the extent such ERISA Event could reasonably be expected to have a Material Adverse Effect.

         (h) Change to Credit and Collection Policies. The Originator and the Parent shall comply with the Credit and Collection Policies, and no change shall be made to, the Credit and Collection Policies without the prior written consent of Buyer and the Administrative Agent.

         (i) Adverse Tax Consequences. Neither the Originator nor the Parent shall take or permit to be taken any action (other than with respect to actions taken or to be taken solely by a Governmental Authority), or fail or neglect to perform, keep or observe any of its obligations hereunder or under the other Related Documents, that would have the effect directly or indirectly of subjecting any payment to Buyer, any Purchaser or holders of the Commercial Paper who are residents of the United States of America to withholding taxation.

         (j) No Proceedings. From and after the Closing Date and until the date one year plus one day following the date on which the Commercial Paper issued by the Conduit Purchaser (at any time) with the latest maturity has been indefeasibly paid in full in cash, neither the Originator nor the Parent shall directly or indirectly, institute or cause to be instituted against Buyer or Conduit Purchaser any proceeding of the type referred to in Sections 9.01(c) and 9.01(d) of the Purchase Agreement.

         (k) Commingling. Neither the Originator nor the Parent shall give instructions to any Person to remit or deposit any funds that do not constitute Collections of Transferred Receivables into any Lockbox, Lockbox Account or the Concentration Account. Further, the Originator shall not deposit or give instructions to any Person to remit any funds that constitute Collections of Excluded Receivables into any Lockbox, Lockbox Account or the Concentration Account. If such funds are nonetheless deposited into a Lockbox, Lockbox Account or the Concentration Account and the Originator so notifies the Applicable Purchaser, the Applicable Purchaser shall notify the Administrative Agent to promptly remit any such amounts as directed by the Originator.

         (l)      [Reserved]

         (m) Mergers, Subsidiaries, Etc. Neither the Originator nor the Parent shall (and shall not allow any of its Subsidiaries to) directly or indirectly, by operation of law or otherwise, (i) form or acquire any Subsidiary or (ii) merge with, consolidate with, convey, transfer, lease or otherwise dispose of all (or substantially all) of its assets (whether now owned or hereafter acquired) to, or acquire all (or substantially all) of the assets or capital Stock or other ownership interests of, or otherwise combine with or acquire, any Person (whether in one transaction or in a series of transactions) other than (x) dispositions of accounts receivable and related assets as contemplated by this Agreement and (y) transactions expressly permitted by Section 5.14 of the Credit Agreement as in effect on the Closing Date.

         (n) Invoices with respect to Receivables. Neither the Originator nor the Parent shall retain in its possession any copy purporting to be an "original" of any invoice with respect to any Receivable.

         Section 4.04. Breach of Representations, Warranties or Covenants. Upon discovery by the Originator, the Parent or the Buyer of any breach of any representation, warranty or covenant described in Sections 4.01, 4.02 or 4.03 (other than a representation, warranty or covenant relating to the absence of Dilution Factors), which breach is reasonably likely to have a material adverse effect on the value of any part of the Transferred Receivable or the interests of Buyer therein, the party discovering the same shall give prompt written notice thereof to the other parties hereto. The Originator may, at any time on any Business Day, or shall, if requested by notice from Buyer, on the first Business Day following receipt of such notice, either (a) repurchase such Transferred Receivable from Buyer for cash, (b) transfer ownership of a new Eligible Receivable or new Eligible Receivables to Buyer on such Business Day, or (c) make a capital contribution in cash to Buyer by remitting the amount (the "Rejected Amount") of such capital contribution to the Collection Account in accordance with the terms of the Purchase Agreement, in each case in an amount equal to the Billed Amount of such Transferred Receivable minus the sum of (A) Collections received in respect thereof and (B) the amount of any Dilution Factors taken into account in the calculation of the Sale Price therefor. Notwithstanding the foregoing, if any Receivable is not paid in full on account of any Dilution Factors, the Originator's repurchase obligation under this Section 4.04 with respect to such Receivable shall be reduced by the amount of any such Dilution Factors taken into account in the calculation of the Sale Price therefor. The Originator and the Parent shall ensure that no Collections or other proceeds with respect to a Transferred Receivable so reconveyed to it are paid or deposited into any Lockbox Account.

                                   ARTICLE V
                                INDEMNIFICATION

         Section 5.01. Indemnification. Without limiting any other rights that Buyer or any of its Stockholders, officers, directors, employees, attorneys, agents or representatives (each, an "Originator Indemnified Person") may have hereunder or under applicable law, the Originator and the Parent each hereby agrees to indemnify and hold harmless each Originator Indemnified Person from and against any and all Indemnified Amounts that may be claimed or asserted against or incurred by any such Originator Indemnified Person in connection with or arising out of the transactions contemplated under this Agreement or under any other Related Document, any actions or failures to act in connection therewith, including any and all legal costs and expenses arising out of or incurred in connection with disputes between or among any parties to any of the Related Documents, or in respect of any Transferred Receivable or any Contract therefor or the use by the Originator of the Sale Price therefor; provided, that neither the Originator nor the Parent shall be liable for any indemnification to an Originator Indemnified Person to the extent that any such Indemnified Amounts result solely from (a) such Originator Indemnified Person's gross negligence or willful misconduct, as finally determined by a court of competent jurisdiction, (b) recourse for uncollectible or uncollected Transferred Receivables due to the lack of creditworthiness of the Obligor or the occurrence of any event of bankruptcy with respect to such Obligor as described more fully in the next-to-last paragraph of this Section 5.01, or (c) any income tax or franchise tax incurred by any Originator Indemnified Person, except to the extent that the incurrence of any such tax results from a breach of or default under this Agreement or any other Related Document. Subject to the exceptions set forth in clauses (a), (b) and (c) of the immediately preceding sentence but otherwise without limiting the generality of the foregoing, the Originator and the Parent shall pay on demand to each Originator Indemnified Person any and all Indemnified Amounts relating to or resulting from:

                  (i) reliance on any representation or warranty made or deemed made by the Parent or the Originator (or any of its officers) under or in connection with this Agreement or any other Related Document or on any other information delivered by the Originator or the Parent pursuant hereto or thereto that shall have been incorrect in any material respect when made or deemed made or delivered;

                  (ii) the failure by the Originator or the Parent to comply with any term, provision or covenant contained in this Agreement, any other Related Document or any agreement executed in connection herewith or therewith, any applicable law, rule or regulation with respect to any Transferred Receivable or Contract therefor, or the nonconformity of any Transferred Receivable or the Contract therefor with any such applicable law, rule or regulation;

                  (iii) the failure to vest and maintain vested in Buyer, or to Transfer to Buyer, valid and properly perfected title to and sole record and beneficial ownership of the Receivables that constitute Transferred Receivables, together with all Collections in respect thereof, free and clear of any Adverse Claim;

                  (iv) any dispute, claim, offset or defense of any Obligor (other than its discharge in bankruptcy) to the payment of any Receivable (including a defense based on such Receivable or the Contract therefor not being a legal, valid and binding obligation of such Obligor enforceable against it in accordance with its terms), or any other claim resulting from the sale of the merchandise or services giving rise to such Receivable or the furnishing or failure to furnish such merchandise or services or relating to collection activities with respect to such Receivable (if such collection activities were performed by the Originator, the Parent or any Affiliate acting as the Servicer or a Sub-Servicer), except to the extent that such dispute, claim, offset or defense results solely from any action or inaction on the part of Buyer;

                  (v) any products liability claim or other claim arising out of or in connection with merchandise, insurance or services that is the subject of any Contract;

                  (vi) the commingling of Collections with respect to Transferred Receivables by the Originator or the Parent at any time with its other funds or the funds of any other Person;

                  (vii) any failure by the Parent or the Originator to cause the filing of, or any delay in filing, financing statements or other similar instruments or documents under the

         UCC of any applicable jurisdiction or any other applicable laws with respect to any Receivable that is the subject of a Transfer hereunder, whether at the time of any such Transfer or at any subsequent time;

                  (viii) any failure by the Originator, the Parent or the Servicer to perform, keep or observe any of their respective duties or obligations hereunder, under any other Related Document or under any Contract related to a Transferred Receivable;

                  (ix) any investigation, Litigation or proceeding related to this Agreement or the use of the Sale Price obtained in connection with any Sale or the ownership of Receivables or Collections with respect thereto or in respect of any Receivable or Contract; or

                  (x) any claim brought by any Person other than an Originator Indemnified Person arising from any activity by the Parent, Originator or any of their Affiliates in servicing, administering or collecting any Transferred Receivables.

Notwithstanding the foregoing, (i) the foregoing indemnification is not intended to, and shall not, constitute a guarantee of the collectibility or payment of any Transferred Receivable conveyed hereunder; and (ii) nothing in this Section 5.01 shall require the Originator to indemnify any Seller Indemnified Person for any Transferred Receivable which is not collected, not paid or otherwise uncollectible on account of the insolvency, bankruptcy, creditworthiness or financial inability to pay of the applicable Obligor. The agreements in this subsection shall survive the collection of all Transferred Receivables, the termination of this Agreement and the payment of all amounts payable hereunder.

NO ORIGINATOR INDEMNIFIED PERSON SHALL BE RESPONSIBLE OR LIABLE TO ANY OTHER PARTY TO THIS AGREEMENT OR ANY OTHER RELATED DOCUMENT, ANY SUCCESSOR, ASSIGNEE OR THIRD PARTY BENEFICIARY OF SUCH PERSON OR ANY OTHER PERSON ASSERTING CLAIMS DERIVATIVELY THROUGH SUCH PARTY, FOR INDIRECT, PUNITIVE, EXEMPLARY OR CONSEQUENTIAL DAMAGES THAT MAY BE ALLEGED AS A RESULT OF ANY TRANSACTION CONTEMPLATED HEREUNDER OR THEREUNDER.

                                  ARTICLE VI
                                PARENT GUARANTY

         Section 6.01. Guaranty of Performance of Guaranteed Obligations. The Parent hereby guarantees to Buyer, the full and punctual payment and performance by the Originator and each Servicer that is a Subsidiary or an Affiliate of the Parent (each, an "Affiliated Servicer") of its respective Guaranteed Obligations. The undertaking embodied in this Article VI (this "Undertaking") is an absolute, unconditional and continuing guaranty of the full and punctual performance of all Guaranteed Obligations under this Agreement or the Purchase Agreement, as applicable, and each other document executed and delivered by the Originator or an Affiliated Servicer pursuant to such agreements, as applicable, and is in no way conditioned upon any requirement that Buyer first attempt to collect any amounts owing by the Originator or any Affiliated Servicer to Buyer, the Administrative Agent or the Purchasers from any other Person or resort to any collateral security, any balance of any deposit account or credit on the books of Buyer, the Administrative Agent or the Purchasers in favor of the Originator or any Affiliated Servicer or any other Person or other means of obtaining payment. Should the Originator or any Affiliated Servicer default in the payment or performance of any of its Guaranteed Obligations, Buyer (or its assigns including, without limitation, the Administrative Agent and the Purchasers) may cause the immediate performance by the Parent of such Guaranteed Obligations and cause any payment of Guaranteed Obligations to become forthwith due and payable to Buyer (or its assigns, as applicable) by the Parent, without demand or notice of any nature (other than as expressly provided herein), all of which are hereby expressly waived by the Parent. Notwithstanding the foregoing, this Undertaking is not a guarantee of the collection of any of the Receivables and the Parent shall not be responsible for any Guaranteed Obligations to the extent the failure to perform such Guaranteed Obligations by the Originator or any Affiliated Servicer results from Receivables being uncollectible on account of the insolvency, bankruptcy or lack of creditworthiness of the related Obligor; provided that nothing herein shall relieve the Originator or any Affiliated Servicer from performing in full its Guaranteed Obligations under the Related Documents to which it is a party or the Parent of its Undertaking hereunder with respect to the full performance of such duties.

Section 6.02. Parent's Further Agreements to Pay. Parent further agrees, as the principal obligor and not as a guarantor only, to pay to Buyer (and its assigns), forthwith upon demand in funds immediately available to Buyer, all reasonable costs and expenses (including court costs and reasonable legal expenses) incurred or expended by Buyer in connection with the Guaranteed Obligations, this Undertaking and the enforcement thereof, together with interest on amounts recoverable under this Undertaking from the time when such amounts become due until payment, at a rate of interest (computed for the actual number of days elapsed based on a 360-day year) equal to the sum of the Index Rate plus the Daily Margin plus the Daily Default Margin per annum, such rate of interest changing when and as the Index Rate changes.

Section 6.03. Waivers by Parent. Parent waives notice of acceptance of this Undertaking, notice of any action taken or omitted by Buyer (or its assigns) in reliance on this undertaking, and any requirement that Buyer (or its assigns) be diligent or prompt in making demands under this undertaking, giving notice of any Termination Event, Event of Servicer Termination, other default or omission by the Originator or any Affiliated Servicer or asserting any other rights of Buyer under this Undertaking. Parent warrants that it has adequate means to obtain from the Originator and the Affiliated Servicers, on a continuing basis, information concerning their financial condition, and that it is not relying on Buyer to provide such information, now or in the future. Parent also irrevocably waives all defenses (i) that at any time may be available in respect of the Guaranteed Obligations by virtue of any statute of limitations, valuation, stay, moratorium law or other similar law now or hereafter in effect or (ii) that arise under the law of suretyship, including impairment of collateral. Buyer (and its assigns) shall be at liberty, without giving notice to or obtaining the assent of the Parent and without relieving the Parent of any liability under this Undertaking, to deal with each of the Originator and each

Affiliated Servicer and with each other party who now is or after the date hereof becomes liable in any manner for any of the Guaranteed Obligations, in such manner as Buyer (or its assigns) in its sole discretion deems fit, and to this end the Parent agrees that the validity and enforceability of this Undertaking, shall not be impaired or affected by any of the following: (a) any extension, modification or renewal of, or indulgence with respect to, or substitutions for, the Guaranteed Obligations or any part thereof or any agreement relating thereto at any time; (b) any failure or omission to enforce any right, power or remedy with respect to the Guaranteed Obligations or any part thereof or any agreement relating thereto, or any collateral securing the Guaranteed Obligations or any part thereof; (c) any waiver of any right, power or remedy or of any Termination Event, Event of Servicer Termination, or default with respect to the Guaranteed Obligations or any part thereof or any agreement relating thereto; (d) any release, surrender, compromise, settlement, waiver, subordination or modification, with or without consideration, of any other obligation of any Person or entity with respect to the Guaranteed Obligations or any part thereof; (e) the enforceability or validity of the Guaranteed Obligations or any part thereof or the genuineness, enforceability or validity of any agreement relating thereto or with respect to the Guaranteed Obligations or any part thereof; (f) the application of payments received from any source to the payment of any payment obligations of the Originator or any Affiliated Servicer or any part thereof or amounts which are not covered by this Undertaking even though Buyer (or its assigns) might lawfully have elected to apply such payments to any part or all of the payment obligations of the Originator or any Affiliated Servicer or to amounts which are not covered by this Undertaking; (g) the existence of any claim, setoff or other rights which the Parent may have at any time against the Originator or any Affiliated Servicer in connection herewith or any unrelated transaction; (h) any assignment or transfer of the Guaranteed Obligations or any part thereof; or
(i) any failure on the part of the Originator or any Affiliated Servicer to perform or comply with any term of the Related Documents or any other document executed in connection therewith or delivered thereunder, all whether or not the Parent shall have had notice or knowledge of any act or omission referred to in the foregoing clauses (a) through (i) of this Section 6.03.

         Section 6.04. Unenforceability of Guaranteed Obligations Against the Originator or any Affiliated Servicer. Notwithstanding (a) any change of ownership of the Originator or any Affiliated Servicer or the insolvency, bankruptcy or any other change in the legal status of the Originator or any Affiliated Servicer; (b) any change in or the imposition of any law, decree, regulation or other governmental act which does or might impair, delay or in any way affect the validity, enforceability or the payment when due of the Guaranteed Obligations; (c) the failure of any of the Originator, any Affiliated Servicer or the Parent to maintain in full force, validity or effect or to obtain or renew when required all governmental and other approvals, licenses or consents required in connection with the Guaranteed Obligations or this Undertaking, or to take any other action required in connection with the performance of all obligations pursuant to the Guaranteed Obligations or this Undertaking; or (d) if any of the moneys included in the Guaranteed Obligations have become irrecoverable from the Originator or any Affiliated Servicer for any other reason other than final payment in full of the Guaranteed Obligations in accordance with their terms, this Undertaking shall nevertheless be binding on the Parent. This Undertaking shall be in addition to any other guaranty or other security for the Guaranteed Obligations, and it shall not be rendered unenforceable by the invalidity of any such other guaranty or security. In the event that acceleration of the time for payment of any of the

Guaranteed Obligations is stayed upon the insolvency, bankruptcy or reorganization of the Originator or any Affiliated Servicer or for any other reason with respect to the Originator or any Affiliated Servicer, all such amounts then due and owing with respect to the Guaranteed Obligations under the terms of the Agreements, or any other agreement evidencing, securing or otherwise executed in connection with the Guaranteed Obligations, shall be immediately due and payable by the Parent.

         Section 6.05. Subrogation; Subordination. Notwithstanding anything to the contrary contained herein, until the Guaranteed Obligations are paid in full, the Parent: (a) will not enforce or otherwise exercise any right of subrogation to any of the rights of Buyer, the Administrative Agent or the Purchasers against the Originator or any Affiliated Servicer, (b) hereby waives all rights of subrogation (whether contractual, under Section 509 of the United States Bankruptcy Code, at law or in equity or otherwise) to the claims of Buyer, the Administrative Agent and the Purchasers against the Originator or any Affiliated Servicer and all contractual, statutory or legal or equitable rights of contribution, reimbursement, indemnification and similar rights and "claims" (as such term is defined in the United States Bankruptcy Code) which the Parent might now have or hereafter acquire against the Originator or any Affiliated Servicer that arise from the existence or performance of the Parent's obligations hereunder, (c) will not claim any setoff, recoupment or counterclaim against the Originator or any Affiliated Servicer in respect of any liability of the Parent to the Originator or any Affiliated Servicer and
(d) waives any benefit of and any right to participate in any collateral security which may be held by the Administrative Agent or any Purchaser. The payment of any amounts due with respect to any Indebtedness of the Originator or any Affiliated Servicer now or hereafter owed to the Parent is hereby subordinated to the prior payment in full of all of the Guaranteed Obligations. The Parent agrees that, after the occurrence of any default in the payment or performance of any of the Guaranteed Obligations, the Parent will not demand, sue for or otherwise attempt to collect any such Indebtedness of the Originator or any Affiliated Servicer to the Parent until all of the Guaranteed Obligations shall have been paid and performed in full. If, notwithstanding the foregoing sentence, the Parent shall collect, enforce or receive any amounts in respect of such Indebtedness while any Guaranteed Obligations are still unperformed or outstanding, such amounts shall be collected, enforced and received by the Parent as trustee for Buyer (and its assigns) and be paid over to Buyer (or its assigns, as applicable) on account of the Guaranteed Obligations without affecting in any manner the liability of the Parent under the other provisions of this Undertaking. The provisions of this Section shall be supplemental to and not in derogation of any rights and remedies of Buyer under any separate subordination agreement which Buyer may at any time and from time to time enter into with the Parent.

         Section 6.06. Termination of Performance Undertaking. The Parent's obligations hereunder shall continue in full force and effect until all Seller Secured Obligations are finally paid and satisfied in full and the Purchase Agreement is terminated in accordance with its terms, provided that this Undertaking shall continue to be effective or shall be reinstated, as the case may be, if at any time payment or other satisfaction of any of the Guaranteed Obligations is rescinded or must otherwise be restored or returned upon the bankruptcy, insolvency, or reorganization of the Originator or any Affiliated Servicer or otherwise, as though such payment had not been made or other satisfaction occurred, whether or not Buyer (or its assigns) is in possession of this Undertaking. No invalidity, irregularity or unenforceability by reason of the federal bankruptcy code or any insolvency or other similar law, or any law or order of any government or agency thereof purporting to reduce, amend or otherwise affect the Guaranteed Obligations shall impair, affect, be a defense to or claim against the obligations of the Parent under this Undertaking.

         Section 6.07. Effect of Bankruptcy. This Performance Undertaking shall survive the insolvency of the Originator and each Affiliated Servicer and the commencement of any case or proceeding by or against the Originator or any Affiliated Servicer under the federal bankruptcy code or other federal, state or other applicable bankruptcy, insolvency or reorganization statutes. No automatic stay under the federal bankruptcy code with respect to the Originator or any Affiliated Servicer or other federal, state or other applicable bankruptcy, insolvency or reorganization statutes to which the Originator or any Affiliated Servicer is subject shall postpone the obligations of the Parent under this Undertaking.

         Section 6.08. Setoff. Regardless of the other means of obtaining payment of any of the Guaranteed Obligations, Buyer (and its assigns) is hereby authorized at any time and from time to time, without notice to the Parent (any such notice being expressly waived by the Parent) and to the fullest extent permitted by law, to set off and apply any deposits and other sums against the obligations of the Parent under this Undertaking, whether or not Buyer (or any such assign) shall have made any demand under this Undertaking.

                                  ARTICLE VII
                                   [RESERVED]

                                 ARTICLE VIII
                                 MISCELLANEOUS

         Section 8.01. Notices. Except as otherwise provided herein, whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by any other parties, or whenever any of the parties desires to give or serve upon any other parties any communication with respect to this Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and shall be deemed to have been validly served, given or delivered (a) upon the earlier of actual receipt and three Business Days after deposit in the United States Mail, registered or certified mail, return receipt requested, with proper postage prepaid, (b) upon transmission, when sent by telecopy or other similar facsimile transmission (with such telecopy or facsimile promptly confirmed by delivery of a copy by personal delivery or United States Mail as otherwise provided in this Section 8.01), (c) one Business Day after deposit with a reputable overnight courier with all charges prepaid or (d) when delivered, if hand-delivered by messenger, all of which shall be addressed to the party to be notified and sent to the address or facsimile number set forth below in this
Section 8.01 or to such other address (or facsimile number) as may be substituted by notice given as herein provided:

                  the Originator:           Avondale Mills, Inc.
                                            506 South Broad Street
                                            Monroe, Georgia  30655
                                            Attention:  Chief Financial Officer
                                            Telecopy:  (770) 267-2543;

                  Buyer:                    Avondale Funding, LLC
                                            133 Marshall Street
                                            Graniteville, South Carolina  29829
                                            Attention:  S. Felker
                                            Telecopy:  803-663-2399; or

                  Parent:                   Avondale Incorporated
                                            506 South Broad Street
                                            Monroe, Georgia  30655
                                            Attention:  Chief Financial Officer
                                            Telecopy:  (770) 267-2543;

provided, that each such declaration or other communication shall be deemed to have been validly delivered to the Administrative Agent under this Agreement only upon delivery to the Administrative Agent in accordance with the terms of the Purchase Agreement. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Failure or delay in delivering copies of any notice, demand, request, consent, approval, declaration or other communication to any Person (other than Buyer) designated in any written communication provided hereunder to receive copies shall in no way adversely affect the effectiveness of such notice, demand, request, consent, approval, declaration or other communication. Notwithstanding the foregoing, whenever it is provided herein that a notice is to be given to any other party hereto by a specific time, such notice shall only be effective if actually received by such party prior to such time, and if such notice is received after such time or on a day other than a Business Day, such notice shall only be effective on the immediately succeeding Business Day.

         Section 8.02. No Waiver; Remedies. Buyer's failure, at any time or times, to require strict performance by the Originator or the Parent of any provision of this Agreement or any Receivables Assignment shall not waive, affect or diminish any right of Buyer thereafter to demand strict compliance and performance herewith or therewith. Any suspension or waiver of any breach or default hereunder shall not suspend, waive or affect any other breach or default whether the same is prior or subsequent thereto and whether the same or of a different type. None of the undertakings, agreements, warranties, covenants and representations of the Originator or the Parent contained in this Agreement or any Receivables Assignment, and no breach or default by the Originator or the Parent hereunder or thereunder, shall be deemed to have been suspended or waived by Buyer unless such waiver or suspension is by an instrument in writing signed by an officer of or other duly authorized signatory of Buyer and directed to the Originator or the Parent specifying such suspension or waiver. Buyer's rights and remedies under this Agreement shall be cumulative and nonexclusive of any other rights and remedies that

Buyer may have under any other agreement, including the other Related Documents, by operation of law or otherwise. Recourse to the Originator Collateral shall not be required.

         Section 8.03. Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the Originator, the Parent and Buyer and their respective successors and permitted assigns, except as otherwise provided herein. Neither the Originator nor the Parent may not assign, transfer, hypothecate or otherwise convey its rights, benefits, obligations or duties hereunder without the prior express written consent of Buyer, the Purchasers and the Administrative Agent and unless the Rating Agency Condition shall have been satisfied with respect to any such assignment. Any such purported assignment, transfer, hypothecation or other conveyance by the Originator or the Parent without the prior express written consent of Buyer, the Purchasers and the Administrative Agent shall be void. The Originator and the Parent each acknowledges that, to the extent permitted under the Purchase Agreement, Buyer may assign its rights granted hereunder, including the benefit of any indemnities under Article V, the rights of the Buyer pursuant to Article VI, and any of its rights in the Originator Collateral granted under Article
VII. Upon each such assignment, such assignee shall have, to the extent of such assignment, all rights of Buyer hereunder and, to the extent permitted under the Purchase Agreement, the Purchaser or any assignee thereof may in turn assign such rights. The Originator and the Parent agrees that, upon any such assignment, such assignee may enforce directly, without joinder of Buyer, the rights set forth in this Agreement. All such assignees, including parties to the Purchase Agreement in the case of any assignment to such parties, shall be third party beneficiaries of, and shall be entitled to enforce Buyer's rights and remedies under, this Agreement to the same extent as if they were parties hereto. Without limiting the generality of the foregoing, all notices to be provided to the Buyer hereunder shall be delivered to both the Buyer and the Administrative Agent under the Purchase Agreement, and shall be effective only upon such delivery to the Administrative Agent in accordance with the terms of the Purchase Agreement. The terms and provisions of this Agreement are for the purpose of defining the relative rights and obligations of the Originator, the Parent and Buyer with respect to the transactions contemplated hereby and, except for the Purchasers and the Administrative Agent, no Person shall be a third party beneficiary of any of the terms and provisions of this Agreement.

         Section 8.04.     Termination; Survival of Obligations.

         (a) This Agreement shall create and constitute the continuing obligations of the parties hereto in accordance with its terms, and shall remain in full force and effect until the Termination Date.

         (b) Except as otherwise expressly provided herein or in any other Related Document, no termination or cancellation (regardless of cause or procedure) of any commitment made by Buyer under this Agreement shall in any way affect or impair the obligations, duties and liabilities of the Originator or the Parent or the rights of Buyer relating to any unpaid portion of any and all recourse and indemnity obligations of the Originator and the Parent to Buyer, including those set forth in Sections 4.02(o), 4.04, 5.01 and 8.14, due or not due, liquidated, contingent or unliquidated or any transaction or event occurring prior to such termination, or any transaction or event, the performance of which is required after the Facility Termination Date.

Except as otherwise expressly provided herein or in any other Related Document, all undertakings, agreements, covenants, warranties and representations of or binding upon the Originator and the Parent, and all rights of Buyer hereunder, all as contained in the Related Documents, shall not terminate or expire, but rather shall survive any such termination or cancellation and shall continue in full force and effect until the Termination Date; provided, that the rights and remedies pursuant to Sections 4.02(o), 4.04, the indemnification and payment provisions of Article V, and the provisions of Sections 4.03(j), 8.03, 8.12 and
8.14 shall be continuing and shall survive any termination of this Agreement.

         Section 8.05. Complete Agreement; Modification of Agreement. This Agreement and the other Related Documents constitute the complete agreement between the parties with respect to the subject matter hereof and thereof, supersede all prior agreements and understandings relating to the subject matter hereof and thereof, and may not be modified, altered or amended except as set forth in Section 8.06.

         Section 8.06. Amendments and Waivers. No amendment, modification, termination or waiver of any provision of this Agreement or any of the other Related Documents, or any consent to any departure by the Originator or the Parent therefrom, shall in any event be effective unless the same shall be in writing and signed by each of the parties hereto and the Purchasers and the Administrative Agent. No consent or demand in any case shall, in itself, entitle any party to any other consent or further notice or demand in similar or other circumstances.

         Section 8.07. GOVERNING LAW; CONSENT TO JURISDICTION; WAIVER OF JURY TRIAL.

         (a) THIS AGREEMENT AND EACH RELATED DOCUMENT (EXCEPT TO THE EXTENT THAT ANY RELATED DOCUMENT EXPRESSLY PROVIDES TO THE CONTRARY) AND THE OBLIGATIONS ARISING HEREUNDER AND THEREUNDER SHALL IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAWS BUT OTHERWISE WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES), EXCEPT TO THE EXTENT THAT THE PERFECTION, EFFECT OF PERFECTION OR PRIORITY OF THE INTERESTS OF THE BUYER IN THE RECEIVABLES OR REMEDIES HEREUNDER OR THEREUNDER, IN RESPECT THEREOF, ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK, AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

         (b) EACH PARTY HERETO HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN THE BOROUGH OF MANHATTAN IN NEW YORK CITY SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN THEM PERTAINING TO THIS AGREEMENT OR TO ANY MATTER ARISING OUT OF OR

RELATING TO THIS AGREEMENT OR ANY RELATED DOCUMENT; PROVIDED, THAT EACH PARTY HERETO ACKNOWLEDGES THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF THE BOROUGH OF MANHATTAN IN NEW YORK CITY; PROVIDED FURTHER, THAT NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE BUYER FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO REALIZE ON THE TRANSFERRED RECEIVABLES OR ANY OTHER SECURITY FOR THE OBLIGATIONS OF THE ORIGINATOR OR THE PARENT ARISING HEREUNDER, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF BUYER. EACH PARTY HERETO SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND EACH PARTY HERETO HEREBY WAIVES ANY OBJECTION THAT SUCH PARTY MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. EACH PARTY HERETO HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINT AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO SUCH PARTY AT THE ADDRESS SET FORTH BENEATH ITS NAME ON THE SIGNATURE PAGES HEREOF AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIEST OF (1) SUCH PARTY'S ACTUAL RECEIPT THEREOF, (2) CONFIRMATION OF DELIVERY IN ANY FORM ISSUED BY THE UNITED STATES POSTAL SERVICE OR (3) A DELIVERY CONFIRMATION IN THE FORM PROVIDED BY ANY NATIONALLY RECOGNIZED COURIER SERVICE. NOTHING IN THIS SECTION SHALL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

         (c) BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AGREEMENT OR ANY RELATED DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

         Section 8.08. Counterparts. This Agreement may be executed in any number of separate counterparts, each of which shall collectively and separately constitute one agreement.

         Section 8.09. Severability. Wherever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Agreement.

         Section 8.10. Section Titles. The section titles and table of contents contained in this Agreement are provided for ease of reference only and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

         Section 8.11. No Setoff. Except as set forth in Section 6.05, neither the Originator's nor the Parent's obligations under this Agreement shall be affected by any right of setoff, counterclaim, recoupment, defense or other right the Originator or the Parent might have against Buyer, any Purchaser or the Administrative Agent, all of which rights are hereby expressly waived by the Originator and the Parent.

         Section 8.12.     Confidentiality.

         (a) Except to the extent otherwise required by applicable law, as required to be filed publicly with the Securities and Exchange Commission, or unless each Affected Party shall otherwise consent in writing, the Originator, the Parent and Buyer agree to maintain the confidentiality of this Agreement (and all drafts hereof and documents ancillary hereto) in its communications with third parties other than any Affected Party or any Originator Indemnified Person and otherwise and not to disclose, deliver or otherwise make available to any third party (other than its directors, officers, employees, accountants or counsel) the original or any copy of all or any part of this Agreement (or any draft hereof and documents ancillary hereto) except to an Affected Party or an Originator Indemnified Person.

         (b) Each of the Originator and the Parent agrees that it shall not (and shall not permit any of its Subsidiaries to) issue any news release or make any public announcement pertaining to the transactions contemplated by this Agreement and the Related Documents without the prior written consent of Buyer and each of the Committed Purchaser and the Conduit Purchaser (which consent shall not be unreasonably withheld) unless such news release or public announcement is required by law, in which case the Originator or the Parent, as applicable, shall consult with Buyer and each of the Committed Purchaser and the Conduit Purchaser prior to the issuance of such news release or public announcement. The Originator and the Parent may, however, disclose the general terms of the transactions contemplated by this Agreement and the Related Documents to trade creditors, suppliers and other similarly-situated Persons so long as such disclosure is not in the form of a news release or public announcement.

         (c) Except to the extent otherwise required by applicable law, or in connection with any judicial or administrative proceedings, as required to be filed publicly with the Securities

Exchange Commission, or unless the Originator and the Parent otherwise consents in writing, the Buyer agrees (i) to maintain the confidentiality of (A) this Agreement (and all drafts hereof and documents ancillary hereto) and (B) all other confidential proprietary information with respect to the Originator, the Parent and their Affiliates and each of their respective businesses obtained by the Buyer in connection with the structuring, negotiation and execution of the transactions contemplated herein and in the other documents ancillary hereto, in each case, in its communications with third parties other than any Affected Party, the Originator or the Parent and (ii) not to disclose, deliver, or otherwise make available to any third party (other than its directors, officers, employees, accountants or counsel) the original or any copy of all or any part of this Agreement (or any draft hereof and documents ancillary hereto) except to an Affected Party, the Originator or the Parent.

         Section 8.13.     Further Assurances.

         (a) Each of the Originator and the Parent shall at its sole cost and expense, upon request of Buyer, any Purchaser or the Administrative Agent, promptly and duly execute and deliver any and all further instruments and documents, Records, invoices and other documentation relating to the Receivables and take such further actions that may be necessary or desirable or that Buyer, any Purchaser or the Administrative Agent may reasonably request to carry out more effectively the provisions and purposes of this Agreement or any other Related Document or to obtain the full benefits of this Agreement and of the rights and powers herein granted, including (i) using its best efforts to secure all consents and approvals necessary or appropriate for the assignment to or for the benefit of Buyer of any Transferred Receivable held by an Originator or in which the Originator has any rights not heretofore assigned,
(ii) filing any financing or continuation statements under the UCC with respect to the ownership interests or Liens granted hereunder or under any other Related Document, (iii) transferring any writings or invoices evidencing the Transferred Receivables to Buyer's possession if such writings or invoices, as applicable, consist of chattel paper or instruments or if a Lien upon such Transferred Receivables so evidenced can be perfected only by possession, or if otherwise requested by Buyer; and (iv) entering into "control agreements" (as defined in the UCC) with respect to any part of the Transferred Receivables to the extent that a first priority Lien upon such Transferred Receivables can be perfected only by control. The Originator hereby authorizes Buyer, each Purchaser and the Administrative Agent to file any such financing or continuation statements without the signature of the Originator to the extent permitted by applicable law. A carbon, photographic or other reproduction of this Agreement or of any notice or financing statement covering the Transferred Receivables or any part thereof shall be sufficient as a notice or financing statement where permitted by law. If any amount payable under or in connection with any of the Transferred Receivables is or shall become evidenced by any instrument, such instrument, other than checks and notes received in the ordinary course of business, shall be duly endorsed in a manner satisfactory to Buyer immediately upon the Originator's receipt thereof and promptly delivered to Buyer.

         (b) If the Originator or the Parent fails to perform any agreement or obligation under this Section 8.13, Buyer, any Purchaser or the Administrative Agent may (but shall not be required to) itself perform, or cause performance of, such agreement or obligation, and the reasonable expenses of Buyer, such Purchaser or the Administrative Agent incurred in connection therewith shall be payable by the Originator or the Parent upon demand of Buyer, such Purchaser or the Administrative Agent.

         Section 8.14. Fees and Expenses. In addition to its indemnification obligations pursuant to Article V, the Originator and the Parent agrees to pay on demand all costs and expenses incurred by Buyer in connection with the negotiation, preparation, execution and delivery of this Agreement and the other Related Documents, including the reasonable fees of and out-of-pocket expenses actually incurred by Buyer's (and its assign's) counsel, advisors, consultants and auditors retained in connection with the transactions contemplated thereby and advice in connection therewith, and the Originator and the Parent agrees to pay all costs and expenses, if any (including the reasonable fees of and expenses actually incurred by Buyer's (and its assign's) counsel but excluding any costs of enforcement or collection of the Transferred Receivables), in connection with the enforcement of this Agreement and the other Related Documents.

         Section 8.15. Rights under Receivables Termination Agreement. The Originator hereby assigns all of its rights and interests in, to and under that certain Receivables Purchase Termination and Reassignment Agreement dated as of August 30, 2002 (the "Termination Agreement") among Manufacturers and Traders Trust Company, Avondale Receivables Master Trust, Avondale Receivables Company, Avondale Mills, Inc., Falcon Asset Securitization Corporation and Bank One, N.A., to the Buyer and its assigns and acknowledges and agrees that Buyer and its assigns have entered into the transactions contemplated by this Agreement and the Related Documents in express reliance upon the terms of the Termination Agreement.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                  IN WITNESS WHEREOF, the parties have caused this Sale and Contribution Agreement to be executed by their respective duly authorized representatives, as of the date first above written.


                                    AVONDALE MILLS, INC.

                                    By
                                       ----------------------------------------
                                    Name:
                                    Title:


                                    AVONDALE INCORPORATED

                                    By
                                       ----------------------------------------
                                    Name:
                                    Title:


                                    AVONDALE FUNDING, LLC

                                    By
                                       ----------------------------------------
                                    Name:
                                    Title:

                                EXHIBIT 2.01(a)

                                    Form of

                             RECEIVABLES ASSIGNMENT

                  THIS RECEIVABLES ASSIGNMENT (the "Receivables Assignment") is entered into as of _______, 2002, by and between AVONDALE MILLS, INC. (the "Originator") and AVONDALE FUNDING, LLC ("Buyer").

                  1. We refer to that certain Sale and Contribution Agreement (as amended, restated, supplemented or otherwise modified from time to time, the "Sale Agreement") of even date herewith among the Originator, Avondale Incorporated, as guarantor, and Buyer. All of the terms, covenants and conditions of the Sale Agreement are hereby made a part of this Receivables Assignment and are deemed incorporated herein in full. Unless otherwise defined herein, capitalized terms or matters of construction defined or established in the Sale Agreement shall be applied herein as defined or established therein.

                  2. For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Originator hereby sells, or sells or contributes, to Buyer, without recourse, except as provided in Sections 4.02(o) and 4.04 of the Sale Agreement, all of the Originator's right, title and interest in, to and under all of its Receivables (including all Collections, Records and proceeds with respect thereto) existing as of the Closing Date and thereafter created or arising at any time until the earliest to occur of (i) the date the Administrative Agent has declared the Facility Termination Date to have occurred and (ii) the Facility Termination Date shall have occurred automatically, in either event in accordance with Section 9.01 of the Purchase Agreement.

                  3. Subject to the terms and conditions of the Sale Agreement, the Originator hereby covenants and agrees to sign, sell or contribute, as applicable, execute and deliver, or cause to be signed, sold or contributed, executed and delivered, and to do or make, or cause to be done or made, upon request of Buyer and at the Originator's expense, any and all agreements, instruments, papers, deeds, acts or things, supplemental, confirmatory or otherwise, as may be reasonably required by Buyer for the purpose of or in connection with acquiring or more effectively vesting in Buyer or evidencing the vesting in Buyer of the property, rights, title and interests of the Originator sold or contributed hereunder or intended to be sold or contributed hereunder.

                  4. Wherever possible, each provision of this Receivables Assignment shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Receivables Assignment shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Receivables Assignment.


                              Exhibit 2.01(a) - 1

                  5. THIS RECEIVABLES ASSIGNMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW BUT OTHERWISE WITHOUT REGARD TO THE PRINCIPLES THEREOF REGARDING CONFLICT OF LAWS, AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

                  IN WITNESS WHEREOF, the parties have caused this Receivables Assignment to be executed by their respective officers thereunto duly authorized, as of the day and year first above written.

AVONDALE MILLS, INC.                         AVONDALE FUNDING, LLC


By:                                          By:
   -----------------------------                -------------------------------
Name:                                        Name:
Title:                                       Title:


                              Exhibit 2.01(a) - 2

                                           Exhibit 3.01(a)(i) to Sale Agreement


                  FORM OF OFFICER'S CERTIFICATE AS TO SOLVENCY


                              AVONDALE MILLS, INC.


                             Officer's Certificate

                  I, [Name of Officer], the duly elected [Insert Title] of Avondale Mills, Inc. (the "ORIGINATOR"), hereby certify in connection with that certain Receivables Sale Agreement (the "PURCHASE AGREEMENT") dated as of August 30, 2002 by and among the Originator and Avondale Funding, LLC, as follows:

                  1. Capitalized terms herein and not otherwise defined shall have the respective meanings ascribed to them in the Sale Agreement.

                  2. Both before and after giving effect to (a) the transactions contemplated by the Sale Agreement and the other Related Documents and (b) the payment and accrual of all transaction costs in connection with the foregoing, the Originator is and will be Solvent. The Originator has no Debt to any Person other than pursuant to the transactions expressly permitted by the Sale Agreement and the other Related Documents.

                  IN WITNESS WHEREOF, I have signed and delivered this Officer's Certificate this __________ day of __________, ___.


                                    AVONDALE MILLS, INC.

                                    By:
                                       ----------------------------------------
                                    Name:
                                         --------------------------------------
                                    Title:
                                          -------------------------------------


                            Exhibit 3.01(a)(i) - 1

                                          Exhibit 3.01(a)(ii) to Sale Agreement


              FORM OF OFFICER'S CLOSING CERTIFICATE OF ORIGINATOR

                              AVONDALE MILLS, INC.

                             Officer's Certificate

                  I, [Name of Officer], the duly elected [Insert Title] of Avondale Mills, Inc. (the "ORIGINATOR"), hereby certify in connection with that certain Receivables Sale Agreement (the "SALE AGREEMENT") dated as of August 30, 2002 by and among the Originator and Avondale Funding, LLC, as follows:

                  1. Capitalized terms herein and not otherwise defined shall have the respective meanings ascribed to them in the Sale Agreement.

                  2. Since the date of the financial statements dated as of May 31, 2002 delivered by the Originator to the Administrative Agent, (a) the Originator has not incurred any obligations, contingent or non-contingent liabilities, liabilities for charges, long-term leases or unusual forward or long-term commitments that, alone or in the aggregate, could reasonably be expected to have a Material Adverse Effect, (b) no contract, lease or other agreement or instrument has been entered into by the Originator or has become binding upon the Seller's assets and no law or regulation applicable to the Originator has been adopted that has had or could reasonably be expected to have a Material Adverse Effect, and (c) the Originator is not in default and no third party is in default under any material contract, lease or other agreement or instrument to which the Originator is a party that alone or in the aggregate could reasonably be expected to have a Material Adverse Effect. Since the date of the financial statements dated as of May 31, 2002 delivered by the Originator to the Administrative Agent, no event has occurred that alone or together with other events could reasonably be expected to have a Material Adverse Effect.

                  3. Each of the representations and warranties of the Originator contained in any of the Related Documents are true and correct on and as of the Closing Date as though made on and as of such date (except to the extent any such representation and warranty relates solely to an earlier date). No Incipient Termination Event or Termination Event shall have occurred and be continuing, or would result after giving effect to any of the transactions contemplated on the Closing Date. No "default or "event of default" exists under the Credit Facility or the Indenture.

                  4. The Originator is in material compliance with all federal, state, and local laws and regulations, including those relating to labor and environmental matters and ERISA.

                  5. Except as otherwise indicated on a schedule to a Related Document or another schedule delivered pursuant to the Schedule of Documents, or as otherwise consented to by the Purchasers and the Administrative Agent, the Seller has delivered to the Purchasers and the Administrative Agent true and correct copies of all documents required to be delivered to such Persons pursuant to the Schedule of Documents, all such documents are complete and correct in


                            Exhibit 3.01(a)(ii) - 1
all material respects on and as of the Closing Date, and each and every other contingency to the closing of the transactions contemplated by the Related Documents has been performed.

                  6. No Adverse Claims have arisen or been granted with respect to the Originator Collateral other than Permitted Originator Encumbrances.

                  IN WITNESS WHEREOF, I have signed and delivered this Officer's Certificate this __________ day of __________, ____.


                                    AVONDALE MILLS, INC.

                                    By:
                                       ----------------------------------------
                                    Name:
                                         --------------------------------------
                                    Title:
                                          -------------------------------------


                            Exhibit 3.01(a)(ii) - 2

                                SCHEDULE 4.01(A)

                  JURISDICTIONS OF INCORPORATION/ORGANIZATION

State of Organization:              Avondale Mills, Inc. - Alabama
                                    Avondale Incorporated - Georgia


                            Exhibit 3.01(a)(ii) - 3

                                SCHEDULE 4.01(B)

   EXECUTIVE OFFICES; COLLATERAL LOCATIONS, CORPORATE, LEGAL OR OTHER NAMES,
                   ORGANIZATIONAL IDENTIFICATION NUMBER FEIN

Avondale Mills, Inc.

Chief Executive Office:             506 South Broad Street
                                    Monroe, Georgia 30655

Sole Jurisdiction of Incorporation: Alabama

Principal Places of Business:       506 South Broad Street
                                    Monroe, Georgia 30655

                                    133 Marshall Street
                                    Graniteville, South Carolina 29829

                                    900 Avondale Avenue
                                    Sylacauga, Alabama 35150

Locations of Inventory the sale of which gives rise to Transferred Receivables:

* DENOTES FINISHED GOODS INVENTORIES
(MAJOR) INDICATES FACILITY HAS HEAVY CONCENTRATION OF FINISHED AND/OR RAW GOODS


                                                              RAW          WIP        GREIGE     FINISHED          INVENTORY
LOCATION                                                   MATERIAL                    INV.        INV.          BILLED & HELD
                                                                                                               TO AVD CUSTOMERS

AVONDALE MILLS, INC.                                           X            X                        X
BURNSVILLE PLANT*
700 WEST MAIN STREET
P. O. BOX 458
BURNSVILLE, NC  28714
YANCY COUNTY

AVONDALE MILLS, INC.                                           X            X                        X
CATHERINE PLANT*
900 AVONDALE AVENUE
SYLACAUGA, AL  35150
TALLADEGA COUNTY


                            Exhibit 3.01(a)(ii) - 4

                                                              RAW          WIP        GREIGE     FINISHED          INVENTORY
LOCATION                                                   MATERIAL                    INV.        INV.          BILLED & HELD
                                                                                                               TO AVD CUSTOMERS

AVONDALE MILLS, INC.                                           X            X                        X
COOSA PLANT*
P. O. BOX 278
HIGHWAY 231 NORTH
ROCKFORD, AL  35136
COOSA COUNTY

AVONDALE MILLS, INC.                                           X            X                        X
PELL CITY PLANT*
100 AVONDALE DRIVE
PELL CITY, AL  35125
ST. CLAIR COUNTY

AVONDALE MILLS, INC.                                           X            X                        X
TIFTON PLANT*
905 AVONDALE AVENUE
P. O. DRAWER 68 - 31793
TIFTON, GA  31794
TIFT COUNTY

AVONDALE MILLS, INC.                                           X            X                        X
WALHALLA PLANT*
2 SOUTH JOHN STREET
P. O. BOX 589
WALHALLA, SC  29691
OCONEE COUNTY

AVONDALE MILLS, INC.                                           X            X                        X
BON AIR PLANT*
240 FRONT STREET
P. O. BOX 5
BON AIR, AL  35032
TALLADEGA COUNTY

AVONDALE MILLS, INC.                                           X            X           X            X
ALEX CITY PLANT*
520 COMER STREET
ALEX CITY, AL  35010
TALLAPOOSA COUNTY

AVONDALE MILLS, INC.                                           X            X           X            X                 X
EVA JANE PLANT/WAREHOUSE*                  (MAJOR)
900 AVONDALE AVENUE
SYLACAUGA, AL  35150
TALLADEGA COUNTY

AVONDALE MILLS, INC.                                           X            X           X                              X
WALTON PLANT*
119 FIRST STREET
P. O. BOX 1046
MONROE, GA  30655
WALTON COUNTY


                            Exhibit 3.01(a)(ii) - 5

                                                              RAW          WIP        GREIGE     FINISHED          INVENTORY
LOCATION                                                   MATERIAL                    INV.        INV.          BILLED & HELD
                                                                                                               TO AVD CUSTOMERS

AVONDALE MILLS, INC.
SYLACAUGA COTTON WAREHOUSE
(MAJOR)                                                        X
900 AVONDALE AVE
SYLACAUGA, AL  35150
TALLADEGA COUNTY

AVONDALE MILLS, INC.                                           X            X           X
TOWNSEND DIVISION    (PLANT)
418 ASCAUGA LAKE ROAD
GRANITEVILLE, SC 29829
AIKEN COUNTY

AVONDALE MILLS GRANITEVILLE FABRICS, INC.                                   X
HORSECREEK     (PLANT)
164 BETTIS ACADEMY ROAD
GRANITEVILLE, SC 29829
AIKEN COUNTY

AVONDALE MILLS, INC.                                           X            X           X
SWINT DIVISION     (PLANT)
358 ASCAUGA LAKE ROAD
GRANITEVILLE, SC  29829
AIKEN COUNTY

AVONDALE MILLS, INC.                                                        X
HICKMAN DIVISION     (PLANT)
149 MARSHALL STREET
GRANITEVILLE, SC 29829
AIKEN COUNTY

AVONDALE MILLS, INC.                                                                    X
HICKMAN WAREHOUSE
118 HARD STREET
GRANITEVILLE, SC  29829
AIKEN COUNTY

AVONDALE MILLS, INC.                                                        X                        X
GREGG DIVISION (PLANT)
168 MARSHALL STREET
GRANITEVILLE, SC  29829
AIKEN COUNTY

AVONDALE MILLS, INC.
GREGG FINISHED GOODS WAREHOUSE*   (MAJOR)                                                            X                 X
109 ASCAUGA LAKE ROAD
GRANITEVILLE , SC  29829
AIKEN COUNTY


                            Exhibit 3.01(a)(ii) - 6

                                                              RAW          WIP        GREIGE     FINISHED          INVENTORY
LOCATION                                                   MATERIAL                    INV.        INV.          BILLED & HELD
                                                                                                               TO AVD CUSTOMERS

AVONDALE MILLS, INC.                                                        X           X            X                 X
WOODHEAD DIVISION (PLANT/WAREHOUSE*  (MAJOR)
387 LEITNER STREET
GRANITEVILLE, SC  29829
AIKEN COUNTY

AVONDALE MILLS, INC.                                                        X                        X
SIBLEY DIVISION  (FINISHING PLANT)
1717 GOODRICH STREET
AUGUSTA, GA  30903
RICHMOND COUNTY

AVONDALE MILLS GRANITEVILLE FABRICS, INC.                      X
SAGE MILL COTTON  WAREHOUSE
1025 TEXTILE COURT
GRANITEVILLE, SC  29829
AIKEN COUNTY

AVONDALE MILLS GRANITEVILLE FABRICS, INC.                                               X            X                 X
SAGE MILL FINISHED GOODS WAREHOUSE*  (MAJOR)
1025 TEXTILE COURT
GRANITEVILLE, SC  29829
AIKEN COUNTY

AVONDALE MILLS, INC.                                                        X                        X
WARREN
1124 AUGUSTA ROAD
WARRENVILLE, SC  29851
AIKEN COUNTY

NON AVONDALE FACILITIES
-----------------------
SAFETY COMPONENTS FABRIC TECHNOLOGIES, INC.                                             X
30 EMORY STREET
GREENVILLE, SC  29605
GREENVILLE COUNTY

MILLIKEN & CO.*                                                                         X                              X
SYCAMORE WAREHOUSE
ROUTE 1 - JUNCTION SC HIGHWAY 56-I26
CLINTON, SC 29325
LAURENS COUNTY

INMAN MILLS, INC                                                                        X.                             X
300 PARK ROAD
INMAN, SC  29349
SPARTANBURG COUNTY


                            Exhibit 3.01(a)(ii) - 7

                                                              RAW          WIP        GREIGE     FINISHED          INVENTORY
LOCATION                                                   MATERIAL                    INV.        INV.          BILLED & HELD
                                                                                                               TO AVD CUSTOMERS

GLEN RAVEN MILLS, INC                                                                   X
PO BOX 100
BURNSVILLE, NC 28714
YANCY COUNTY

NRB INDUSTRIES                                                                          X
6540 VISCOE ROAD
RADFORD, VA 24141
FLOYD COUNTY

CONE MILLS CORP.  (FINISHING)                                               X           X            X                 X
CARLISLE FINISHING PLANT
HIGHWAY 72
CARLISLE, SC  29031
UNION COUNTY

BRITTANY DYEING AND PRINTING CORP. (FINISHING)                              X           X            X                 X
1357 EAST RODNEY FRENCH BLVD.
NEW BEDFORD, MA  02741-3106
BRISTOL COUNTY

KING AMERICA FINISHING, INC.                                                X                                          X
HIGHWAY 301 NORTH
STATESBORO, GA  30459
BULLOCH COUNTY

WILLIAMSON DICKIE, INC.*  (MAJOR) AVONDALE INVENTORY IN CUST "FIELD WAREHOUSE"                       X
510 83 HIGHWAY SOUTH
UVALDE, TEXAS  78801
UVALDE COUNTY

DCLASSE                                                                                              X                 X
CARRTERA LUPERON KM
6 1/2 SANTIAGO, DOMINICAN REPUBLIC
PLANT 380

LM #3 SALON DE CORT                                                                                  X
EXTENSION CARIBBEAN IND. PARK
MATINZAS
SANTIAGO DOMINICAN REPUBLIC

INTERAMERICANA                                                                                       X                 X
ZONA FRANCA IND.
SANTIAGO, DOMINICAN REPUBLIC

ZONETEX (RK FABRICS)                                                                                 X                 X
CALLE 10 ENSANCHE ESPAILLAT
SANTIAGO, DOMINICAN REPUBLIC


                            Exhibit 3.01(a)(ii) - 8

                                                              RAW          WIP        GREIGE     FINISHED          INVENTORY
LOCATION                                                   MATERIAL                    INV.        INV.          BILLED & HELD
                                                                                                               TO AVD CUSTOMERS

MINIKIN EIGHT                                                                                        X
NUEVA ZONA FRANCA INDUSTRIAL
SANTIAGO DE LOS CABELLEROS
DOMINICAN REPUBLIC

PAGELAND SCREEN PRINTERS (FINISHING)                                                                 X
512 SOUTH PINE STREET
PAGELAND, SC  29728
CHESTERFIELD COUNTY

INTERPORT SDS, INC.                                                                                  X                 X
1100 JETER AVENUE
OPELIKA, AL   36801
LEE COUNTY


Locations of Records Concerning

Transferred Receivables:            133 Marshall Street
                                    Graniteville, South Carolina 29829

Corporate, legal, fictitious or trade names:         None

Organizational
Identification Number:              Not issued in Alabama

FEIN:                               63-0936782


                            Exhibit 3.01(a)(ii) - 9

                                SCHEDULE 4.01(D)

   PENDING LITIGATION SEEKING DAMAGES IN EXCESS OF $1,000,000 OR INJUNCTIVE
      RELIEF AGAINST, OR ALLEGES CRIMINAL MISCONDUCT BY THE PARENT OR THE
        ORIGINATOR (OR ANY SUBSIDIARY OF THE PARENT OR THE ORIGINATOR)

Locke v. Russell and Avondale Mills, Case no. CV00-00216 pending in the Circuit Court for the 10th Judicial Coulrt of Alabama. This case seeks unspecified damages for alleged nuisance resulting from alleged pollution of the waters of Lake Martin, Alabama.

Lemelson Medical, Educational and Research Foundation Limited Partnership v. R.N. Donalley and Sons, et al. (including Avondale), Case no. IV00664PHXROS pending in the United States District Court for the District of Arizona. This case alleges violations of certain patents owned by Lemelson.


                           Exhibit 3.01(a)(ii) - 10

                                SCHEDULE 4.01(H)

         VENTURES, SUBSIDIARIES AND AFFILIATES; OUTSTANDING STOCK; DEBT

Avondale Mills, Inc.
--------------------

Subsidiaries:              Avondale Receivables Company, a Delaware corporation
                           Avondale Funding, LLC, a Delaware corporation
                           Avondale Mills Graniteville Fabrics, Inc., a
                           Delaware corporation

Joint ventures or
partnerships:              None

Affiliations:              None other than subsidiaries

Avondale Incorporated
---------------------

Subsidiaries:              Avondale Mills, Inc.

Joint ventures or
partnerships:              None

Affiliations:              None other than subsidiaries

Description of all outstanding Debt of the Originator and the Parent:

$125,000,000 10.25% Senior Subordinated Notes maturing May 1, 2006. The notes are unsecured and the guaranty of these notes by Avondale Mills, Inc. is subordinate to all existing or future senior indebtedness of Avondale Mills, Inc.

$20,000,000 negotiable promissory note dated July 30, 2002, by Avondale Mills, Inc., payable to The CIT Group/Equipment Financing, Inc. made in connection with equipment lease

$100,000,000 Second Amended and Restated Credit Facility dated September 28, 2000, by and between Avondale Mills, Inc., as borrower, and Wachovia Bank, N.A., as agent, and other banks ($37,775,000 outstanding Revolving Debt as of 8/26/02)


                           Exhibit 3.01(a)(ii) - 11

                                SCHEDULE 4.01(I)

                                  TAX MATTERS

Taxable years for which Originator's or Parent's or such Affiliates' tax returns are currently being audited by the IRS: None

Assessment or threatened assessments in connection with such audit: None

Agreements or documents with the IRS or any other Governmental entity extending the period for tax assessment or collection of any charges: None


                           Exhibit 3.01(a)(ii) - 12

                                SCHEDULE 4.01(M)

                                     ERISA

Avondale Mills, Inc. Associate Profit Sharing and Savings Plan (401-K and profit sharing)

Phantom Stock Program adopted March 15, 1990, (deffered compensation plan for upper management


                           Exhibit 3.01(a)(ii) - 13

                                SCHEDULE 4.01(T)

                       DEPOSIT AND DISBURSEMENT ACCOUNTS


                                                          Account
            Bank Name                                     Number                  Type / Use
            ---------                                     ------                  ----------

Branch Petty Cash / Imprest Accounts

      Wachovia Bank of South Carolina                    310264866         Graniteville Fabrics Imprest
      111 Laurens St., NW                                                  (Gale Whisenant)
      P. O. Drawer 940
      Aiken, SC  29801
      Contact: Christine Lewis
      Tel: (803) 642-6607
      Fax: (803) 642-6621


      The Bank                                          01-00059-8         Sylacauga/Eva Jane Imprest
      P. O. Box 420
      126 North Broadway Ave.
      Sylacauga, AL 35150
      Contact: Betty Culver
      Tel: (256)245-2281
      Contact: Brook Calhoun

      The First National Bank                           70-037-396         Catherine Petty Cash
           in Sylacauga
      P.O. Drawer 630
      43 N. Broadway Avenue
      Sylacauga, Alabama  35150-0630
      Contact: Tina Jackson
      Tel: (256)249-0341


      The First National Bank in Sylacauga              70-038-767         Trucking Imprest
      P.O. Drawer 630
      43 N. Broadway Avenue
      Sylacauga, Alabama  35150-0630
      Contact: Tina Jackson
      Tel: (256)249-0341


      First Bank                                          0700622          Coosa Petty Cash
      P. O. Box 9
      Rockford, AL  35136
      Contact: Ginger Goolspy
      Tel: (256) 377-1000


                           Exhibit 3.01(a)(ii) - 14

      Aliant Bank                                        25-3730-3         Bevelle Branch Imprest Fund
      P.O. Box 1237
      1237 Aliant Parkway
      Alexander City, AL  35011-1237
      Contact: Shelby
      Tel: (256) 329-7485


      First Bank of Childersburg (Frontier)              86-008994         Bon Air Petty Cash
      P. O. Drawer 329                                                     (Kim Miller)
      120 8th Avenue SW
      Childersburg, AL  35044
      Tel: (256) 378-5501


      Union State Bank                                  01-000-268         Pell City Petty Cash
      P. O. Box 647
      15 20th Street N.
      Pell City, AL  35125
      Tel: (205) 884-1520

      Wachovia Bank, N.A.                               15-030-536         Monroe Imprest Account
      Mail Code GA212
      191 Peachtree Street, N.E.
      Atlanta, GA 30303
      Contact: Germaine Jenkins
      Tel: (404) 332-1369

      Wachovia Bank, N.A.                               12-421-171         Walton Fabrics Imprest
      Mail Code GA212
      191 Peachtree Street, N.E.
      Atlanta, GA 30303
      Contact: Germaine Jenkins
      Tel: (404) 332-1369

      First Citizens Bank & Trust Co.                   4811504729         Burnsville Petty Cash
      P. O. Box 26
      364 East By Pass
      Burnsville, NC 28714
      Contact: Gerald Presnell
      Tel: (828) 682-6191
      Fax: (828) 682-6497

      Blue Ridge Bank                                    400847-0          Walhalla Branch Office Imprest
      PO Box 889                                                           Account
      100 East Main Street
      Walhalla, SC  29691
      Tel: (864) 638-5444

      SunTrust Bank                                     6006118951         Tifton Imprest
      P. O. Box 847
      200 John Howard Way
      Tifton, GA 31793
      Contact: Rita Bromlow
      Tel: (229) 382-4411
      Fax: (229) 382-4417


                           Exhibit 3.01(a)(ii) - 15

General Purposes

      The First National Bank in Sylacauga               70033021          Checking Account
      P.O. Drawer 630                                                      Political Action Committee (PAC)
      43 N. Broadway Avenue
      Sylacauga, Alabama  35150-0630
      Contact: Tina Jackson
      Tel: (256)249-0341

      Wachovia Bank, N.A.                               15-031-691         Master Account
      191 Peachtree Street, N.E.                                           (Concentration)
      Atlanta, GA 30303
      ABA #061000010
      Contact: Germaine Jenkins (404) 332-1369
                 Customer Service (800) 521-5006

      Wachovia Bank, N.A.                               07-529-845         General Payables
      191 Peachtree Street, N.E.                                           (ZBA)
      Atlanta, GA 30303
      Contact: Germaine Jenkins (404) 332-1369

      Wachovia Bank, N.A.                               07-529-856         Workman's Compensation
      191 Peachtree Street, N.E.                                           (ZBA)
      Atlanta, GA 30303
      Contact: Germaine Jenkins (404) 332-1369

      Wachovia Bank, N.A.                               07-529-867         Health Plan                       TO BE CLOSED
      191 Peachtree Street, N.E.                                           (ZBA)
      Atlanta, GA 30303
      Contact: Germaine Jenkins (404) 332-1369

      SunTrust Bank                                     88-00767876        Corporate Checking Account        TO BE CLOSED
      P. O. Box 4418 (Mail Code 126)                                       (General Office)
      Atlanta, GA 30302
      Contact: Kelly Brunson
      (404) 827-6287



                           Exhibit 3.01(a)(ii) - 16

      SunTrust Bank                                     88-00531116        Corporate Checking Account        TO BE CLOSED
      P. O. Box 4418 (Mail Code 0660)                                      (Dividends)
      Atlanta, GA 30302
      Contact: Kelly Brunson
      (404) 827-6287

      Regions Bank                                     205-0059-146        Real Estate Trust
      70 James B. Payton Blvd.
      PO Box 107
      Sylacauga, AL  35150
      Contact: Angie Lett
      Tel: (256) 249-1142
      Fax: (256) 249-6046

Payroll Accounts

      The Bank                                          01-00060-9         Sylacauga Branch Payroll
      P. O. Box 420                                                        (Catherine, Coosa & Supply)
      126 North Broadway Ave.                                              (Penny Rodgers - Catherine)
      Sylacauga, AL 35150                                                  (June Dobson or Kristy Bearden -
      Contact: Betty Culver                                                Coosa)
      Tel: (256)245-2281
      Contact: Brook Calhoun
      Tel: (256)208-6180

      The First National Bank                           70-020-299         Sylacauga Branch Payroll
           in Sylacauga                                                    (Eva Jane, Syl Finishing &
      P.O. Drawer 630                                                      Trucking)
      43 N. Broadway Avenue                                                (Judy Armstrong or Shirley
      Sylacauga, Alabama  35150-0630                                       Brooks -
      Contact: Tina Jackson                                                Eva Jane)
      Tel: (256)249-0341

      Aliant Bank                                        25-3728-1         Bevelle Branch Payroll
      P.O. Box 1237                                                        (Janet McDaniel)
      1237 Aliant Parkway
      Alexander City, AL  35011-1237
      Contact: Shelby
      Tel: (256) 329-7485

      First Bank of Childersburg (Frontier)              86-008986         Bon Air Payroll
      P. O. Drawer 329                                                     (Lori Slay)
      120 8th Avenue SW
      Childersburg, AL  35044
      Tel: (256) 378-5501


                           Exhibit 3.01(a)(ii) - 17

      Union State Bank                                  01-008-166         Pell City Payroll Account
      P. O. Box 647                                                        (Guin Robinson)
      15 20th Street, N.
      Pell City, AL  35125
      Tel: (205) 884-1520


      Wachovia Bank, N.A.                               07-500-024         Salaried Payroll Account
      191 Peachtree Street, N.E.                                           Sylacauga  Payroll
      Atlanta, GA 30303                                                    (Tommie Butterworth)




      Wachovia Bank, N. A.                              07-535-840         AVGRAN Fabrics Inc. Hourly
      191 Peachtree Street, N.E.                                           Payroll Acct
      Atlanta, GA 30303                                                    Horse Creek Payroll Account
      Tel: (404) 332-1369                                                  (Tommie Butterworth)





      First Citizens Bank & Trust Co.                   4811504710         Burnsville Payroll
      P. O. Box 26                                                         (Jackie Gillespie)
      364 East By Pass
      Burnsville, NC 26714
      Contact: Gerald Presnell
      Tel: (828) 682-6191
      Fax: (828) 682-6497


      Blue Ridge Bank of Walhalla                        400846-2          Walhalla Branch Office
      PO Box 889                                                           Payroll Account
      100 East Main Street                                                 (Rebecca Cromer)
      Walhalla, SC  29691
      Tel: (864) 638-5444


      SunTrust Bank                                     6006118969         Tifton Payroll
      P. O. Box 847                                                        (Carole Walker)
      200 John Howard Way
      Tifton, GA 31793
      Contact: Rita Bromlow
      Tel: (229) 382-4411
      Fax: (229) 382-4417


      Wachovia Bank, N.A.                               12-559-958         Sanford/Lee                       TO BE CLOSED
      191 Peachtree Street, N.E.                                           Hourly Payroll Account
      Atlanta, GA 30303                                                    (Tommie Butterworth)
      Contact: Germaine Jenkins
      Tel: (404) 332-1369
      Fax: (404) 332-6920


                           Exhibit 3.01(a)(ii) - 18

      Wachovia Bank, N.A.                               12-559-969         Graniteville Hourly
      191 Peachtree Street, N.E.                                           Payroll Account
      Atlanta, GA 30303                                                    (Tommie Butterworth)
      Contact: Germaine Jenkins
      Tel: (404) 332-1369
      Fax: (404) 332-6920

      Wachovia Bank, N.A.                               12-560-376         Walton Hourly Payroll Account
      191 Peachtree Street, N.E.                                           (Tommie Butterworth)
      Atlanta, GA 30303
      Contact: Germaine Jenkins
      Tel: (404) 332-1369
      Fax: (404) 332-6920

LockBox Account

      Wachovia Bank, N.A.                               LB # 101586        Avondale Mills, Inc.
      191 Peachtree Street, N.E.                                           Miscellaneous
      Atlanta, GA 30303                                                    (Atlanta)
      (Deposit into acct # 15-031-691)


Concentration
Account:                            Name:                      Bank:
-------------------------------------------------------------------------------------------------

13-022-948                          AVONDALE MILLS, INC.       WACHOVIA BANK NATIONAL ASSOCIATION
                                                               (F/K/A WACHOVIA BANK, N.A.)
                                                               191 PEACHTREE STREET, N.E.
                                                               ATLANTA, GA  30303


                           Lockbox
Lockbox:                   Account:         Name:                      Bank:
-----------------------------------------------------------------------------------------------------------

AVONDALE MILLS, INC.       101307           AVONDALE MILLS, INC.       WACHOVIA BANK, NATIONAL ASSOCIATION
P.O. BOX 101307                             FABRIC DIVISION            (F/K/A WACHOVIA BANK, N.A.)
ATLANTA, GA 30392-1307                      (ATLANTA)                  191 PEACHTREE STREET, N.E.
                                                                       ATLANTA, GA  30303
                                                                       (FLOWS INTO ACT. 13-022-948)

AVONDALE MILLS, INC.       101264           AVONDALE MILLS, INC.       WACHOVIA BANK, NATIONAL ASSOCIATION
P.O. BOX 101264                             TRUCKING DIVISION          (F/K/A WACHOVIA BANK, N.A.)
ATLANTA, GA 30392-1264                      (ATLANTA)                  P.O. BOX 4148
                                                                       ATLANTA, GA  30302-1448
                                                                       (FLOWS INTO ACT. 13-022-948)

AVONDALE MILLS, INC.       101436           AVONDALE MILLS, INC.       WACHOVIA BANK, NATIONAL ASSOCIATION
P.O. BOX 101436                             YARN DIVISION              (F/K/A WACHOVIA BANK, N.A.)
ATLANTA, GA 30392-1436                      (ATLANTA)                  P.O. BOX 4148
                                                                       ATLANTA, GA  30302-1448
                                                                       (FLOWS INTO ACT. 13-022-948)

AVONDALE MILLS, INC.       951280           AVONDALE MILLS, INC.       WACHOVIA BANK, NATIONAL ASSOCIATION
P.O. BOX 951280                             GRANITEVILLE FABRICS       (F/K/A WACHOVIA BANK OF TEXAS)
DALLAS, TX  75395-1280                      (DALLAS)                   1010 W. MOCKINGBIRD LANE, SUITE 100
                                                                       DALLAS, TX  75247
                                                                       (FLOWS INTO ACT. 13-022-948)


                           Exhibit 3.01(a)(ii) - 19

AVONDALE MILLS, INC.       75431            AVONDALE MILLS, INC.       WACHOVIA BANK, NATIONAL ASSOCIATION
P.O. BOX 75431                              GRANITEVILLE FABRICS       (F/K/A WACHOVIA BANK OF NORTH CAROLINA)
CHARLOTTE, NC  28275-5431                   (CHARLOTTE)                ATTENTION:  LOCKBOX 75431
                                                                       10301 DAVID TAYLOR DRIVE
                                                                       CHARLOTTE, NC  28262-2334
                                                                       (FLOWS INTO ACT. 13-022-948)


DEPOSIT ACCOUNT            NAME:                               BANK:

14-308-551                 Avondale Funding, LLC               Wachovia Bank, National Association
                                                               191 Peachtree Street, N.E.
                                                               Atlanta, GA 30303


                           Exhibit 3.01(a)(ii) - 20

                                SCHEDULE 4.02(G)

                       CORPORATE OR LEGAL AND TRADE NAMES

Avondale Mills, Inc. transacts business only in the following corporate and/or trade names: Avondale Mills, Inc.

Avondale Incorporated transacts business only in the following corporate and/or trade names: Avondale Incorporated and Avondale Mills, Inc.


                           Exhibit 3.01(a)(ii) - 21

                                SCHEDULE 4.03(B)

                                 EXISTING LIENS

Secured Party                                         Collateral

Wachovia Bank, National Association                   Blanket lien

Val Tech Computer Systems                             Specific Equipment

Val Tech Computer Systems                             Specific Equipment

Forklift Systems, Inc.                                Specific Equipment

Lease Corporation of America                          Specific Equipment

Bankers/SofTech Division of EAB Leasing               Leased and financed
                                                      equipment, securing
                                                      indebtedness not to
                                                      exceed $210,000

The CIT Group/Equipment Financing, Inc.               Specific Equipment


                           Exhibit 3.01(a)(ii) - 22